UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08797 and 811-09049

Name of Fund: BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap

Growth Portfolio of BlackRock Master LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Small Cap Growth

            Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master

            LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2017

Date of reporting period: 11/30/2016

Item 1 – Report to Stockholders

NOVEMBER 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Disciplined Small Cap Core Fund	of BlackRock FundsSM

BlackRock Small Cap Growth Fund II	of BlackRock Series, Inc.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and the U.S. dollar strengthened considerably.

Financial markets had a rough start to the year. The strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and the political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

The U.S. presidential election brought another episode of vote-induced volatility in November. Equities fell sharply in response to Donald Trump’s victory, but quickly recovered and rallied. Interest rates moved higher (and bond prices lower) given expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.01%	8.06%
U.S. small cap equities (Russell 2000® Index)	15.37	12.08
International equities (MSCI Europe, Australasia, Far East Index)	(1.25)	(3.66)
Emerging market equities (MSCI Emerging Markets Index)	8.42	8.47
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.32
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(4.11)	(0.09)
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.92)	2.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.82)	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.43	12.11

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2016	BlackRock Disciplined Small Cap Core Fund

Investment Objective

BlackRock Disciplined Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2016, the Fund outperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

•

Positive contributions to the Fund’s performance resulted from insights related to sentiment, fundamentals, and macroeconomics. With respect to sentiment, the text analysis of company executive conference calls helped identify positive trends in stock performance. This was particularly prominent in the regional banks industry of the financials sector, where a more favorable interest rate environment led to expectations for higher profits. Positions in First Midwest Bancorp and Old National Bancorp were noteworthy positive contributors from this insight. With respect to fundamentals, performance benefited as the Fund identified pockets of value in the market by using a valuation measure linked to company sales, prompting an overweight position in regional bank HomeStreet, Inc. Finally, a focus on companies within the health care sector that displayed high operating cash flows and efficient utilization of assets contributed to performance.

•

The most significant detractors from the Fund’s performance were insights that favored stocks demonstrating minimum volatility and stocks with higher expected sales growth. Market rotation toward value stocks led to underperformance among minimum volatility stocks. Sales growth signals led to an underweighting of the growth-sensitive trading companies & distributors industry with the industrials sector. This led to a drag on performance as these stocks rallied after the presidential election, with an underweight position in Applied Industrial Technologies, Inc. being the largest individual detractor.

Describe recent portfolio activity.

•	During the six-month period, the Fund increased its overall weightings in the financials, health care and industrials sectors, and decreased its weightings in materials and consumer discretionary.

Describe portfolio positioning at period end.

•

Relative to the Russell 2000® Index, the Fund ended the period with its largest sector overweight in industrials, real estate, and information technology, and its most significant underweights in materials and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

SYNNEX Corp.	2%
Masimo Corp.	2
Retail Opportunity Investments Corp.	2
Worthington Industries, Inc.	2
PS Business Parks, Inc.	2
Southwest Gas Corp.	2
PolyOne Corp.	2
Universal Forest Products, Inc.	1
Wintrust Financial Corp.	1
Tenneco, Inc.	1

Sector Allocation	Percent of Net Assets

Financials	18%
Information Technology	17
Industrials	16
Health Care	13
Consumer Discretionary	12
Real Estate	9
Materials	4
Energy	4
Utilities	3
Consumer Staples	3
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser.These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

BlackRock Disciplined Small Cap Core Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

[3]

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2016
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	16.63%	13.91%	N/A	12.21%	N/A
Investor A	16.48	13.60	7.64%	11.93	10.32%
Investor C	15.90	12.76	11.76	11.06	11.06
Class K	16.62	14.04	N/A	12.32	N/A
Russell 2000® Index	15.37	12.08	N/A	10.74	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 14, 2013.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[7]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,166.30	$3.42	$1,000.00	$1,021.91	$3.19	0.63%
Investor A	$1,000.00	$1,164.80	$5.16	$1,000.00	$1,020.31	$4.81	0.95%
Investor C	$1,000.00	$1,159.00	$9.20	$1,000.00	$1,016.55	$8.59	1.70%
Class K	$1,000.00	$1,166.20	$3.26	$1,000.00	$1,022.06	$3.04	0.60%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	5

Fund Summary as of November 30, 2016	BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2016, through its investment in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

Positive contributors to performance included insights related to sentiment, fundamentals and macroeconomics. A sentiment-based insight that anticipates reversals of recent performance trends worked well, particularly within the financials sector. In this vein, regional bank Wintrust Financial Corp. saw its shares rebound as the market weighed the impact of rising interest rates on expected profits. The text analysis of company executive conference calls to identify trends in stock performance also worked well during the period. With respect to fundamentals, a focus within the health care sector on companies with high operating cash flow and efficient asset use contributed to performance. In particular, the Master Portfolio was underweight in biotechnology company Arrowhead Pharmaceuticals, Inc., which came under pressure due to failures in clinical trials and depleted cash reserves. In addition, performance benefited as the Master Portfolio identified pockets of value in the market by using a valuation measure linked to company sales.

•

Conversely, the most significant detractor from the performance was an insight that favored lower growth companies, as the markets shifted away from such stocks following the presidential election. In this vein, an underweight position in supply chain transport company XPO Logistics, Inc. was a noteworthy detractor from performance. More broadly, this insight struggled within energy and biotechnology stocks. In addition, a bond sentiment insight detracted from performance, as rising rates affected markets adversely.

Describe recent portfolio activity.

•

During the six-month period, the Master Portfolio increased its overall sector weightings in the materials, financials and industrials sectors, and decreased its overall weightings in consumer discretionary and information technology (“IT”).

Describe portfolio positioning at period end.

•

Relative to the Russell 2000® Growth Index, the Master Portfolio ended the period with overweight positions in industrials, real estate, and IT stocks, and underweight positions in consumer staples, consumer discretionary, and telecommunications stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

BlackRock Small Cap Growth Fund II

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

An unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended November 30, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	12.86%	5.36%	N/A	12.08%	N/A	6.77%	N/A
Investor A	12.85	5.20	(0.32)%	11.77	10.57%	6.49	5.92%
Investor C	12.26	4.17	3.18	10.80	10.80	5.50	5.50
Class R	12.62	4.91	N/A	11.48	N/A	6.13	N/A
Russell 2000® Growth Index	11.09	4.58	N/A	13.38	N/A	7.58	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,128.60	$ 6.08	$1,000.00	$1,019.35	$ 5.77	1.14%
Investor A	$1,000.00	$1,128.50	$ 7.20	$1,000.00	$1,018.30	$ 6.83	1.35%
Investor C	$1,000.00	$1,122.60	$11.81	$1,000.00	$1,013.94	$11.21	2.22%
Class R	$1,000.00	$1,126.20	$ 8.53	$1,000.00	$1,017.05	$ 8.09	1.60%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	7

About Fund Performance

•

Institutional and Class K Shares (Class K Shares available only in BlackRock Disciplined Small Cap Core Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016 (commencement of operations), Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Shares fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

On June 23, 2015, all issued and outstanding Investor B Shares, which were previously available only in BlackRock Small Cap Growth Fund II, were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares (available only in BlackRock Small Cap Growth Fund II) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), BlackRock Disciplined Small Cap Core Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2016 and held through November 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Derivative Financial Instruments

BlackRock Disciplined Small Cap Core Fund and the Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. BlackRock Disciplined Small Cap Core Fund’s and Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation BlackRock Disciplined Small Cap Core Fund and Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. BlackRock Disciplined Small Cap Core Fund’s and Master Portfolio’s investments in these instruments, if any, are discussed in detail in BlackRock Disciplined Small Cap Core Fund’s and Master Portfolio’s Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	9

Schedule of Investments November 30, 2016 (Unaudited)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
DigitalGlobe, Inc. (a)	5,378	$172,903
Engility Holdings, Inc. (a)	4,673	169,396
HEICO Corp., Class A	1,706	114,643
Triumph Group, Inc.	557	15,485
Vectrus, Inc. (a)	522	12,058

		484,485
Air Freight & Logistics — 0.8%
Hub Group, Inc., Class A (a)	5,588	239,446
Radiant Logistics, Inc. (a)	11,298	41,125
XPO Logistics, Inc. (a)	677	30,147

		310,718
Airlines — 0.1%
Hawaiian Holdings, Inc. (a)	510	26,189
Auto Components — 2.0%
American Axle & Manufacturing Holdings, Inc. (a)	1,738	27,217
Cooper Standard Holding, Inc. (a)	1,033	98,466
Horizon Global Corp. (a)	696	16,015
Lear Corp.	436	56,466
Tenneco, Inc. (a)	7,845	462,463
Tower International, Inc.	2,381	62,382

		723,009
Banks — 11.2%
Ameris Bancorp	1,544	69,248
Bank of the Ozarks, Inc.	4,426	214,750
Banner Corp.	5,952	310,278
Berkshire Hills Bancorp, Inc.	694	23,561
Carolina Financial Corp.	2,949	78,237
Central Pacific Financial Corp.	10,065	297,421
Enterprise Financial Services Corp.	2,364	90,778
Farmers National Banc Corp.	1,609	19,067
FB Financial Corp. (a)	635	15,050
FCB Financial Holdings, Inc. (a)	2,504	110,802
Fidelity Southern Corp.	1,988	44,332
First Interstate BancSystem, Inc., Class A	509	19,215
First Merchants Corp.	4,651	159,669
Glacier Bancorp, Inc.	457	15,675
Guaranty Bancorp	263	5,602
Heritage Financial Corp.	1,152	26,093
Home BancShares, Inc.	14,594	377,547
Independent Bank Corp. MI	2,626	49,631
Legacytexas Financial Group, Inc.	967	37,964
National Bank Holdings Corp., Class A	3,159	85,925
Republic Bancorp, Inc., Class A	3,935	145,713
Sandy Spring Bancorp, Inc.	7,838	285,303
Seacoast Banking Corp. (a)	1,164	23,932
Sierra Bancorp	1,004	22,941
South State Corp.	2,822	239,729
Texas Capital Bancshares, Inc. (a)	708	51,507
TriCo Bancshares	1,639	51,235
Union Bankshares Corp.	5,590	188,942
United Community Banks, Inc.	12,522	340,348
Webster Financial Corp.	5,056	250,828
Wintrust Financial Corp.	7,052	464,304

		4,115,627

Common Stocks	Shares	Value
Beverages — 0.2%
Primo Water Corp. (a)	6,533	$84,014
Biotechnology — 4.3%
Achillion Pharmaceuticals, Inc. (a)	17,619	72,943
Aduro Biotech, Inc. (a)	2,045	23,313
Alder Biopharmaceuticals, Inc. (a)	4,006	94,341
Applied Genetic Technologies Corp. (a)	6,287	57,840
Aptevo Therapeutics, Inc. (a)	9,340	17,746
Arena Pharmaceuticals, Inc. (a)	3,042	4,411
aTyr Pharma, Inc. (a)	4,130	12,803
Bluebird Bio, Inc. (a)	666	40,193
Celldex Therapeutics, Inc. (a)	4,015	15,297
ChemoCentryx, Inc. (a)	4,510	35,358
Cidara Therapeutics, Inc. (a)	1,638	17,035
Corvus Pharmaceuticals, Inc. (a)	425	6,558
CytomX Therapeutics, Inc. (a)	1,514	16,866
Dimension Therapeutics, Inc. (a)	672	2,957
Enanta Pharmaceuticals, Inc. (a)	1,496	47,034
Enzon Pharmaceuticals, Inc.	8,011	3,844
Exact Sciences Corp. (a)	1,616	23,868
Exelixis, Inc. (a)	8,914	150,825
FibroGen, Inc. (a)	4,184	92,676
Five Prime Therapeutics, Inc. (a)	227	13,057
Genomic Health, Inc. (a)	2,621	79,757
Halozyme Therapeutics, Inc. (a)	3,513	41,489
Immune Design Corp. (a)	4,635	34,067
Infinity Pharmaceuticals, Inc. (a)	18,068	20,959
Insys Therapeutics, Inc. (a)(b)	2,037	24,016
Ironwood Pharmaceuticals, Inc. (a)	6,479	101,105
Kadmon Holdings, Inc. (a)	718	3,583
Kindred Biosciences, Inc. (a)	5,776	24,548
Lexicon Pharmaceuticals, Inc. (a)	5,181	78,907
Merrimack Pharmaceuticals, Inc. (a)(b)	1,246	6,865
Natera, Inc. (a)	2,774	33,288
NewLink Genetics Corp. (a)	1,323	14,659
Nivalis Therapeutics, Inc. (a)	1,611	3,496
OncoMed Pharmaceuticals, Inc. (a)	1,004	8,524
Ophthotech Corp. (a)	1,092	33,470
Pfenex, Inc. (a)	954	8,844
Portola Pharmaceuticals, Inc. (a)	439	7,898
Proteostasis Therapeutics, Inc. (a)	187	1,969
PTC Therapeutics, Inc. (a)	2,575	28,685
Puma Biotechnology, Inc. (a)	1,493	64,274
Ra Pharmaceuticals, Inc. (a)(b)	1,954	25,578
Retrophin, Inc. (a)	1,925	39,405
Rigel Pharmaceuticals, Inc. (a)	5,488	14,269
Sarepta Therapeutics, Inc. (a)	664	22,749
Spectrum Pharmaceuticals, Inc. (a)	7,629	29,829
TESARO, Inc. (a)	134	18,182
Ultragenyx Pharmaceutical, Inc. (a)	62	4,854
Vanda Pharmaceuticals, Inc. (a)	2,114	34,775
Versartis, Inc. (a)	411	5,117
Voyager Therapeutics, Inc. (a)	786	9,794

		1,573,920
Building Products — 2.7%
Apogee Enterprises, Inc.	7,859	374,874
Continental Building Products, Inc. (a)	708	15,859
NCI Building Systems, Inc. (a)	4,000	66,800

Portfolio Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Building Products (continued)
Universal Forest Products, Inc.	5,394	$535,840

		993,373
Capital Markets — 1.1%
Evercore Partners, Inc., Class A	3,397	228,958
Houlihan Lokey, Inc.	2,902	82,678
Moelis & Co., Class A	2,598	75,862
Waddell & Reed Financial, Inc., Class A	1,143	22,323

		409,821
Chemicals — 2.3%
Chemtura Corp. (a)	1,258	41,451
GCP Applied Technologies, Inc. (a)	2,887	80,836
Innospec, Inc.	424	27,857
Koppers Holdings, Inc. (a)	725	27,804
OMNOVA Solutions, Inc. (a)	1,563	15,005
PolyOne Corp.	16,869	556,171
Stepan Co.	398	32,306
Trinseo SA (a)	825	48,304

		829,734
Commercial Services & Supplies — 3.4%
ABM Industries, Inc.	1,182	52,008
ACCO Brands Corp. (a)	10,055	125,185
Casella Waste Systems, Inc., Class A (a)	2,325	29,435
InnerWorkings, Inc. (a)	11,023	101,963
Knoll, Inc.	9,056	240,075
Quad/Graphics, Inc.	1,326	37,300
Steelcase, Inc., Class A	16,981	264,055
Tetra Tech, Inc.	9,782	419,159

		1,269,180
Communications Equipment — 1.8%
Black Box Corp.	15,363	235,822
Calix, Inc. (a)	7,567	57,131
Ciena Corp. (a)	2,640	56,628
Extreme Networks, Inc. (a)	719	3,041
Finisar Corp. (a)	2,109	70,082
NETGEAR, Inc. (a)	1,966	105,574
Ubiquiti Networks, Inc. (a)	2,627	147,007

		675,285
Construction & Engineering — 1.8%
Comfort Systems U.S.A., Inc.	2,489	80,146
EMCOR Group, Inc.	3,939	273,248
MasTec, Inc. (a)	7,858	298,211

		651,605
Construction Materials — 0.1%
Summit Materials, Inc., Class A (a)	1,357	32,256
Consumer Finance — 0.4%
Consumer Portfolio Services, Inc. (a)	5,013	25,316
Enova International, Inc. (a)	10,762	125,377

		150,693
Distributors — 0.1%
Core-Mark Holding Co., Inc.	997	36,400
Diversified Consumer Services — 0.4%
Apollo Education Group Inc. (a)	1,686	15,899
Ascent Capital Group, Inc., Class A (a)	986	17,817
K12, Inc. (a)	6,078	89,225
Regis Corp. (a)	1,291	17,429

		140,370
Diversified Telecommunication Services — 0.3%
Cogent Communications Holdings, Inc.	138	5,168
FairPoint Communications, Inc. (a)	1,570	26,141

Common Stocks	Shares	Value
Diversified Telecommunication Services (continued)
IDT Corp., Class B	308	$6,520
Ooma, Inc. (a)	6,076	56,507
Vonage Holdings Corp. (a)	1,169	7,704

		102,040
Electric Utilities — 0.3%
IDACORP, Inc.	997	75,922
Spark Energy, Inc., Class A	842	21,471

		97,393
Electrical Equipment — 0.4%
Atkore International Group, Inc. (a)	6,157	132,068
Electronic Equipment, Instruments & Components — 3.4%
Control4 Corp. (a)	1,773	20,283
Fabrinet (a)	969	41,473
Insight Enterprises, Inc. (a)	3,658	128,103
Kemet Corp. (a)	20,994	119,246
Key Tronic Corp. (a)	3,413	26,348
PC Connection, Inc.	1,881	50,486
Sanmina Corp. (a)	4,670	153,409
SYNNEX Corp.	5,961	696,900

		1,236,248
Energy Equipment & Services — 1.4%
Aspen Aerogels, Inc. (a)	701	2,699
Gulf Island Fabrication, Inc.	2,630	31,165
Helix Energy Solutions Group, Inc. (a)	12,723	132,955
Mammoth Energy Services, Inc. (a)(b)	3,863	61,924
Matrix Service Co. (a)	1,404	29,273
McDermott International, Inc. (a)	21,347	146,867
Pioneer Energy Services Corp. (a)	3,096	15,480
Unit Corp. (a)	3,201	77,784

		498,147
Equity Real Estate Investment Trusts (REITs) — 8.2%
American Assets Trust, Inc.	239	9,574
Armada Hoffler Properties, Inc.	1,805	25,360
Ashford Hospitality Prime, Inc.	7,290	93,458
Ashford Hospitality Trust, Inc.	4,805	33,779
Catchmark Timber Trust, Inc., Class A	439	4,803
Chatham Lodging Trust	2,951	56,541
DCT Industrial Trust, Inc.	3,797	174,472
EastGroup Properties, Inc.	85	5,806
FelCor Lodging Trust, Inc.	22,269	161,673
Hudson Pacific Properties, Inc.	7,719	269,162
InfraREIT, Inc. (a)	808	13,849
National Storage Affiliates Trust	13,465	277,110
One Liberty Properties, Inc.	761	18,622
Pebblebrook Hotel Trust	2,615	75,207
Preferred Apartment Communities, Inc., Class A	856	11,659
PS Business Parks, Inc.	5,389	602,113
QTS Realty Trust, Inc., Class A	898	42,026
Ramco-Gershenson Properties Trust	5,765	97,832
Retail Opportunity Investments Corp.	29,552	609,953
RLJ Lodging Trust	1,068	24,340
Silver Bay Realty Trust Corp.	4,840	84,555
Summit Hotel Properties, Inc.	22,303	317,149

		3,009,043
Food & Staples Retailing — 1.0%
Performance Food Group Co. (a)	4,203	88,683
SpartanNash Co.	7,309	264,659

		353,342
Food Products — 1.1%
Dean Foods Co.	17,126	340,122
Fresh Del Monte Produce, Inc. (a)	1,102	68,335

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	11

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Food Products (continued)
John B. Sanfilippo & Son, Inc.	128	$8,154

		416,611
Gas Utilities — 1.6%
Southwest Gas Corp.	7,795	577,843
Health Care Equipment & Supplies — 4.1%
Cantel Medical Corp.	4,425	360,947
Cardiovascular Systems, Inc. (a)	2,265	54,790
Cutera, Inc. (a)	3,830	62,621
Cynosure, Inc., Class A (a)	1,649	74,782
Glaukos Corp. (a)	1,036	32,334
Halyard Health, Inc. (a)	1,476	54,833
Insulet Corp. (a)	2,364	79,549
Lantheus Holdings, Inc. (a)	3,455	31,441
LeMaitre Vascular, Inc.	4,267	96,733
Masimo Corp. (a)	9,878	611,152
NxStage Medical, Inc. (a)	2,265	55,991
Zeltiq Aesthetics, Inc. (a)	221	9,726

		1,524,899
Health Care Providers & Services — 1.2%
Alliance HealthCare Services, Inc. (a)	2,989	22,716
Five Star Quality Care, Inc. (a)	21,593	49,664
VCA, Inc. (a)	4,209	263,483
WellCare Health Plans, Inc. (a)	697	95,503

		431,366
Health Care Technology — 0.4%
Medidata Solutions, Inc. (a)	465	25,682
Vocera Communications, Inc. (a)	7,051	128,328

		154,010
Hotels, Restaurants & Leisure — 2.5%
Carrols Restaurant Group, Inc. (a)	9,623	130,873
Cheesecake Factory, Inc.	348	20,591
Del Frisco’s Restaurant Group, Inc. (a)	385	6,622
Isle of Capri Casinos, Inc. (a)	495	11,098
J. Alexander’s Holdings, Inc. (a)	3,368	31,996
Papa John’s International, Inc.	2,935	259,337
Red Rock Resorts, Inc., Class A	3,157	72,358
Ruby Tuesday, Inc. (a)	3,435	10,374
Scientific Games Corp., Class A (a)	1,724	25,429
Vail Resorts, Inc.	2,148	340,243

		908,921
Household Durables — 0.7%
Beazer Homes USA, Inc. (a)	4,225	56,953
GoPro, Inc., Class A (a)(b)	2,031	20,269
La-Z-Boy, Inc.	601	16,077
M/I Homes, Inc. (a)	2,422	56,578
TopBuild Corp. (a)	1,543	55,995
TRI Pointe Group, Inc. (a)	1,440	16,733
UCP, Inc., Class A (a)	2,418	26,477
ZAGG, Inc. (a)	1,181	7,795

		256,877
Household Products — 0.1%
Central Garden & Pet Co., Class A (a)	1,097	31,681
Independent Power and Renewable Electricity Producers — 0.0%
NRG Yield, Inc., Class A	1,037	15,130
Insurance — 1.7%
Argo Group International Holdings Ltd.	4,974	315,600
Baldwin & Lyons, Inc., Class B	1,159	30,713
CNO Financial Group, Inc.	3,708	66,373
Crawford & Co., Class B	1,263	16,684
Donegal Group, Inc., Class A	968	15,536

Common Stocks	Shares	Value
Insurance (continued)
Federated National Holding Co.	375	$6,521
Fidelity & Guaranty Life	236	5,570
Genworth Financial, Inc., Class A (a)	4,306	18,430
James River Group Holdings Ltd.	630	24,557
Maiden Holdings Ltd.	487	7,500
National General Holdings Corp.	748	16,897
Primerica, Inc.	276	19,513
Selective Insurance Group, Inc.	215	8,837
United Insurance Holdings Corp.	3,026	41,093
Universal Insurance Holdings, Inc.	937	22,488

		616,312
Internet & Direct Marketing Retail — 0.2%
EVINE Live, Inc. (a)	1,772	2,959
Overstock.com, Inc. (a)	2,130	36,103
U.S. Auto Parts Network, Inc. (a)	8,657	24,672

		63,734
Internet Software & Services — 1.6%
Bankrate, Inc. (a)	2,769	28,382
Brightcove, Inc. (a)	964	8,001
Carbonite, Inc. (a)	3,166	58,571
EarthLink Holdings Corp.	24,719	130,516
Everyday Health, Inc. (a)	560	5,852
Limelight Networks, Inc. (a)	4,910	10,409
LogMeIn, Inc.	1,409	142,098
Marchex, Inc., Class B (a)	998	2,615
QuinStreet, Inc. (a)	10,198	32,532
Rocket Fuel, Inc. (a)	15,217	27,695
Web.com Group, Inc. (a)	3,969	63,306
Wix.com Ltd. (a)	1,584	78,408

		588,385
IT Services — 2.7%
Convergys Corp.	16,797	434,538
CSG Systems International, Inc.	4,133	183,919
Euronet Worldwide, Inc. (a)	349	25,030
Hackett Group, Inc.	7,823	138,936
Net 1 UEPS Technologies, Inc. (a)	1,315	15,004
PFSweb, Inc. (a)	1,064	8,459
ServiceSource International, Inc. (a)	778	4,614
Unisys Corp. (a)	12,011	178,363

		988,863
Leisure Products — 0.3%
Brunswick Corp.	1,227	61,497
Marine Products Corp.	2,028	22,957
MCBC Holdings, Inc.	2,852	38,331

		122,785
Life Sciences Tools & Services — 1.0%
Harvard Bioscience, Inc. (a)	2,058	5,042
INC Research Holdings, Inc., Class A (a)	2,119	104,891
Medpace Holdings, Inc. (a)	2,081	74,250
Nanostring Technologies, Inc. (a)	2,911	64,042
PAREXEL International Corp. (a)	706	41,654
PRA Health Sciences, Inc. (a)	1,817	97,609

		387,488
Machinery — 2.7%
Briggs & Stratton Corp.	4,273	88,537
Greenbrier Cos., Inc.	1,297	50,324
John Bean Technologies Corp.	2,709	244,352
Joy Global, Inc.	1,946	54,546
Miller Industries, Inc.	353	9,002
Mueller Industries, Inc.	1,567	59,530
Mueller Water Products, Inc., Class A	4,587	60,686

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Machinery (continued)
Rexnord Corp. (a)	2,445	$53,790
Watts Water Technologies, Inc., Class A	5,385	367,795

		988,562
Media — 1.3%
A H Belo Corp., Class A	514	3,161
Carmike Cinemas, Inc. (a)	477	16,123
Entercom Communications Corp., Class A	1,941	29,503
Meredith Corp.	3,181	176,705
New Media Investment Group, Inc.	6,677	102,559
Nexstar Broadcasting Group, Inc., Class A	343	20,460
Radio One, Inc., Class D (a)	2,257	6,545
Sinclair Broadcast Group, Inc., Class A	4,172	135,799

		490,855
Metals & Mining — 1.8%
Real Industry, Inc. (a)	967	5,657
Ryerson Holding Corp. (a)	2,634	37,666
Worthington Industries, Inc.	10,704	602,421

		645,744
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Arbor Realty Trust, Inc.	14,770	110,037
Ares Commercial Real Estate Corp.	7,969	107,821
Cherry Hill Mortgage Investment Corp.	509	9,014

		226,872
Multiline Retail — 1.0%
Big Lots, Inc.	7,028	355,687
Multi-Utilities — 1.4%
Avista Corp.	10,941	442,782
NorthWestern Corp.	1,198	67,208

		509,990
Oil, Gas & Consumable Fuels — 2.2%
Approach Resources, Inc. (a)	4,717	16,557
Bill Barrett Corp. (a)	10,991	85,950
Carrizo Oil & Gas, Inc. (a)	789	33,406
Contango Oil & Gas Co. (a)	1,020	10,088
CVR Energy, Inc.	3,336	55,811
Denbury Resources, Inc. (a)	14,149	53,483
Eclipse Resources Corp. (a)	10,449	30,825
Enviva Partners LP	347	9,785
EP Energy Corp., Class A (a)(b)	17,130	90,960
Matador Resources Co. (a)(b)	925	24,642
Northern Oil and Gas, Inc. (a)	18,445	41,501
Oasis Petroleum, Inc. (a)	10,981	164,386
Pacific Ethanol, Inc. (a)	8,777	75,482
Renewable Energy Group, Inc. (a)	2,618	25,525
RSP Permian, Inc. (a)	2,156	96,265
Westmoreland Coal Co. (a)	599	10,375

		825,041
Paper & Forest Products — 0.2%
Boise Cascade Co. (a)	2,220	50,616
Domtar Corp.	94	3,691
Verso Corp., Class A (a)	4,776	25,552

		79,859
Personal Products — 0.1%
Avon Products, Inc.	9,148	49,125
Natural Health Trends Corp.	88	2,226

		51,351
Pharmaceuticals — 1.5%
Achaogen, Inc. (a)	2,491	14,224
Aratana Therapeutics, Inc. (a)	527	3,758

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Corcept Therapeutics, Inc. (a)	8,438	$70,795
Heska Corp. (a)	778	51,434
Horizon Pharma PLC	3,352	66,370
Innoviva, Inc. (a)	2,617	27,060
Juniper Pharmaceuticals, Inc. (a)	4,726	26,229
Prestige Brands Holdings, Inc. (a)	6,047	287,656
Sucampo Pharmaceuticals, Inc., Class A (a)	399	6,484

		554,010
Professional Services — 0.5%
Insperity, Inc.	2,561	185,416
Willdan Group, Inc. (a)	530	13,027

		198,443
Real Estate Management & Development — 0.3%
AV Homes, Inc. (a)	1,138	18,037
Marcus & Millichap, Inc. (a)	3,724	102,224

		120,261
Road & Rail — 0.5%
ArcBest Corp.	5,108	155,539
YRC Worldwide, Inc. (a)	1,481	18,779

		174,318
Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc. (a)	43,863	390,819
Alpha & Omega Semiconductor Ltd. (a)	3,151	68,534
Amkor Technology, Inc. (a)	15,903	187,973
Ceva, Inc. (a)	98	3,116
Cirrus Logic, Inc. (a)	2,786	153,230
Entegris, Inc. (a)	11,286	202,584
Inphi Corp. (a)	437	19,739
Intersil Corp., Class A	2,271	50,303
Microsemi Corp. (a)	88	4,818
Power Integrations, Inc.	730	49,129
Semtech Corp. (a)	7,262	204,062
SunEdison Semiconductor Ltd.	1,939	23,190
Synaptics, Inc. (a)	1,414	77,176
Tessera Technologies, Inc. (a)	346	13,702
Ultra Clean Holdings, Inc. (a)	23,758	238,530

		1,686,905
Software — 3.3%
A10 Networks, Inc. (a)	18,786	154,045
Aspen Technology, Inc. (a)	437	23,087
Barracuda Networks, Inc. (a)	633	13,951
CommVault Systems, Inc. (a)	727	39,258
Ellie Mae, Inc. (a)	581	47,962
Gigamon, Inc. (a)	2,065	110,168
HubSpot, Inc. (a)	614	34,445
Manhattan Associates, Inc. (a)	1,890	99,036
MicroStrategy, Inc., Class A (a)	775	150,373
Mobileiron, Inc. (a)	8,308	34,478
Proofpoint, Inc. (a)	4,246	326,984
Rapid7, Inc. (a)	180	2,088
Silver Spring Networks, Inc. (a)	1,533	21,385
Take-Two Interactive Software, Inc. (a)	1,262	62,128
Varonis Systems, Inc. (a)	959	28,003
Zix Corp. (a)	14,164	63,030

		1,210,421
Specialty Retail — 2.7%
Aaron’s, Inc. (a)	3,698	107,686
American Eagle Outfitters, Inc.	3,121	51,684
Big 5 Sporting Goods Corp.	6,897	133,457
Children’s Place, Inc.	1,869	194,096
Finish Line, Inc., Class A	4,302	96,537

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	13

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Specialty Retail (continued)
Haverty Furniture Cos., Inc.	3,689	$79,682
New York & Co., Inc. (a)	5,576	11,319
Sonic Automotive, Inc., Class A	6,131	129,671
Tilly’s, Inc., Class A (a)	859	8,478
TravelCenters of America LLC (a)	2,173	14,342
West Marine, Inc. (a)	18,078	173,910

		1,000,862
Technology Hardware, Storage & Peripherals — 0.1%
Super Micro Computer, Inc. (a)	954	26,092
Textiles, Apparel & Luxury Goods — 0.9%
Culp, Inc.	2,375	80,156
Delta Apparel, Inc. (a)	434	8,858
Oxford Industries, Inc.	2,969	215,728
Perry Ellis International, Inc. (a)	1,402	35,779

		340,521
Thrifts & Mortgage Finance — 3.1%
Essent Group Ltd. (a)	6,046	184,524
EverBank Financial Corp.	56	1,081
First Defiance Financial Corp.	4,560	211,082
Flagstar Bancorp, Inc. (a)	6,737	189,849
HomeStreet, Inc. (a)	6,536	189,871
Impac Mortgage Holdings, Inc. (a)	2,209	33,886
MGIC Investment Corp. (a)	4,449	40,352
Nationstar Mortgage Holdings, Inc. (a)	3,879	65,865
NMI Holdings, Inc., Class A (a)	544	4,678
Ocwen Financial Corp. (a)	5,327	27,381
Radian Group, Inc.	1,755	25,553
Walker & Dunlop, Inc. (a)	5,273	154,973

		1,129,095
Trading Companies & Distributors — 1.4%
Beacon Roofing Supply, Inc. (a)	2,416	112,078
BMC Stock Holdings, Inc. (a)	4,029	75,947
GMS, Inc. (a)	8,210	206,153
MRC Global, Inc. (a)	5,572	112,164

		506,342
Water Utilities — 0.2%
Global Water Resources, Inc. (b)	3,505	29,617
SJW Corp.	969	52,006

		81,623
Total Common Stocks — 98.6%		36,222,719

Rights	Shares	Value
Biotechnology — 0.0%
Dyax Corp. — CVR (a)	835	$927
Internet & Direct Marketing Retail — 0.0%
Overstock.com, Inc. (Expires 12/6/16, Strike Price $15.68) (a)	213	—
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. — CVR (a)	216	686
Total Rights — 0.0%		1,613
Total Long-Term Investments (Cost — $31,895,186) — 98.6%		36,224,332

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.25% (c)(d)	698,289	698,289
SL Liquidity Series, LLC, Money Market Series, 0.65% (c)(d)(e)	182,707	182,744
Total Short-Term Securities (Cost — $881,009) — 2.4%		881,033
Total Investments (Cost — $32,776,195) — 101.0%		37,105,365
Liabilities in Excess of Other Assets — (1.0)%		(349,239)

Net Assets — 100.0%		$36,756,126

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	During the six months ended November 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at November 30, 2016	Value at November 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	164,601	(164,601)	—	—	$ 548		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	698,289	698,289	$698,289	433		—
SL Liquidity Series, LLC, Money Market Series	153,939	28,768	182,707	182,744	8,367	[1]	$6
Total				$881,033	$9,348		$6

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
4	Russell 2000 Mini Index	December 2016	$528,920	$(800)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instrument
Futures contracts	Net unrealized depreciation[1]	—	—	$(800)	—	—	—	$(800)

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$121,509	—	—	—	$121,509
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ (6,004)	—	—	—	$(6,004)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract — long	$450,280

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	15

Schedule of Investments (concluded)	BlackRock Disciplined Small Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$36,222,719	—	—	$36,222,719
Rights[1]	—	—	$1,613	1,613
Short-Term Securities	698,289	—	—	698,289

Subtotal	$36,921,008	—	$1,613	$36,922,621

Investments Valued at NAV[2]				182,744

Total Investments				$37,105,365

Derivative Financial Instruments[3]
Liabilities:
Equity contracts	$(800)	—	—	$(800)

[1]     See above Schedule of Investments for values in each industry.

[2]     As of November 30, 2016, certain of the Fund’s investments were valued using NAV per share (or its equivalent) as no quoted market value is available and have been excluded from the fair value hierarchy.

[3]     Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$21,060	—	—	$21,060
Cash pledged for futures contracts	24,000	—	—	24,000
Liabilities:
Cash collateral on securities loaned at value	—	$(182,715)	—	(182,715)

Total	$45,060	$(182,715)	—	$(137,655)

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Statements of Assets and Liabilities

November 30, 2016 (Unaudited)	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Assets
Investments at value — unaffiliated (including securities loaned at value of $178,433) (cost — $31,895,186)	$36,224,332	—
Investments at value — affiliated (cost — $881,009)	881,033	—
Investments at value — Master Portfolio (cost — $143,041,893)	—	$162,364,058
Cash	21,060	—
Cash pledged for futures contracts	24,000	—
Receivables:
Investments sold — unaffiliated	449,752	—
Securities lending income — affiliated	1,587	—
Capital shares sold	53,336	202,618
Dividends — unaffiliated	32,498	—
From the Manager	38,636	—
Withdrawals from the Master Portfolio	—	485,714
Deferred offering costs	14,260	—
Prepaid expenses	18,544	45,540

Total assets	37,759,038	163,097,930

Liabilities
Cash collateral on securities loaned at value	182,715	—
Payables:
Investments purchased — unaffiliated	700,313	—
Administration fees	476	7,775
Capital shares redeemed	14,525	688,332
Officer’s and Trustees’/Directors’ fees	2,236	255
Other accrued expenses	44,289	34,597
Other affiliates	48	2,282
Professional fees	51,279	22,311
Service and distribution fees	1,120	45,199
Transfer agent fees	3,191	127,113
Variation margin on futures contracts	2,720	—

Total liabilities	1,002,912	927,864

Net Assets	$36,756,126	$162,170,066

Net Assets Consist of
Paid-in capital	$32,003,468	$147,606,139
Undistributed (accumulated) net investment income (loss)	83,213	(871,602)
Undistributed net realized gain	341,075	—
Accumulated net realized loss allocated from the Master Portfolio	—	(3,886,636)
Net unrealized appreciation (depreciation)	4,328,370	—
Net unrealized appreciation (depreciation) allocated from the Master Portfolio	—	19,322,165

Net Assets	$36,756,126	$162,170,066

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	17

Statements of Assets and Liabilities (concluded)

November 30, 2016 (Unaudited)	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II

Net Asset Value
Institutional
Net assets	$31,771,509		$51,419,004

Shares outstanding	2,574,100	[1]	3,853,516	[2]

Net asset value	$12.34		$13.34

Investor A
Net assets	$4,189,569		$59,806,503

Shares outstanding	340,688	[1]	4,763,358	[2]

Net asset value	$12.30		$12.56

Investor C
Net assets	$545,130		$30,865,916

Shares outstanding	45,039	[1]	3,091,807	[2]

Net asset value	$12.10		$9.98

Class K
Net assets	$249,918		—

Shares outstanding	20,243	[1]	—

Net asset value	$12.35		—

Class R
Net assets	—		$20,078,643

Shares outstanding	—		1,757,694	[2]

Net asset value	—		$11.42

[1]	Unlimited number of shares authorized, $0.001 par value.

[2]	100 million shares authorized, $0.0001 par value.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Statements of Operations

Six Months Ended November 30, 2016 (Unaudited)	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Investment Income
Dividends — unaffiliated	$155,272	—
Securities lending — affiliated — net	8,367	—
Dividends — affiliated	981	—
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	—	$736,225
Securities lending — affiliated — net	—	85,919
Dividends — affiliated	—	1,965
Expenses	—	(664,632)
Fees waived	—	131,355

Total investment income	164,620	290,832

Expenses
Investment advisory	53,085	—
Offering	39,354	—
Professional	31,411	28,113
Custodian	27,763	—
Registration	21,214	30,606
Printing	15,061	19,215
Service and distribution — class specific	6,514	280,954
Accounting services	5,115	—
Officer and Trustees/Directors	5,065	75
Administration	5,014	163,423
Transfer agent — class specific	4,885	251,253
Administration — class specific	2,327	—
Miscellaneous	13,563	6,573

Total expenses	230,371	780,212
Less:
Fees waived and/or reimbursed by the Manager	(140,770)	—
Administration fees waived	(5,014)	(105,276)
Administration fees waived — class specific	(413)	—
Transfer agent fees reimbursed — class specific	(2,289)	—

Total expenses after fees waived and/or reimbursed	81,885	674,936

Net investment income (loss)	82,735	(384,104)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	871,337	—
Investments — affiliated	6	—
Futures contracts	121,509	—
Investments and futures contracts allocated from the Master Portfolio	—	6,412,043

	992,852	6,412,043

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,437,660	—
Investments — affiliated	24	—
Futures contracts	(6,004)	—
Investments and futures contracts allocated from the Master Portfolio	—	13,553,554

	3,431,680	13,553,554

Net realized and unrealized gain	4,424,532	19,965,597

Net Increase in Net Assets Resulting from Operations	$4,507,267	$19,581,493

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	19

Statements of Changes in Net Assets

	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016

Operations
Net investment income (loss)	$82,735	$67,496	$(384,104)	$(1,103,486)
Net realized gain (loss)	992,852	(331,653)	6,412,043	(876,361)
Net change in unrealized appreciation (depreciation)	3,431,680	4,372	13,553,554	(23,980,229)

Net increase (decrease) in net assets resulting from operations	4,507,267	(259,785)	19,581,493	(25,960,076)

Distributions to Shareholders[1]
From net investment income:
Institutional	(14,064)	(52,090)	—	—
Investor A	—	(22,127)	—	—
Investor C	—	(435)	—	—
Class K	(202)	—	—	—
From net realized gain:
Institutional	—	(258,484)	—	(6,065,296)
Investor A	—	(143,693)	—	(6,456,533)
Investor C	—	(16,671)	—	(3,904,273)
Class R	—	—	—	(2,089,789)

Decrease in net assets resulting from distributions to shareholders	(14,266)	(493,500)	—	(18,515,891)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	18,132,946	5,712,972	(26,156,567)	(5,832,236)

Net Assets
Total increase (decrease) in net assets	22,625,947	4,959,687	(6,575,074)	(50,308,203)
Beginning of period	14,130,179	9,170,492	168,745,140	219,053,343

End of period	$36,756,126	$14,130,179	$162,170,066	$168,745,140

Undistributed (accumulated) net investment income (loss), end of period	$83,213	$14,744	$(871,602)	$(487,498)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights	BlackRock Disciplined Small Cap Core Fund

	Institutional
	Six Months Ended November 30, 2016	Year Ended May 31,			Period March 14, 2013[1] to May 31, 2013
	(Unaudited)	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.59	$11.74	$11.80	$10.37	$10.00

Net investment income[2]	0.04	0.08	0.08	0.07	0.02
Net realized and unrealized gain (loss)	1.72	(0.64)	1.02	2.06	0.35

Net increase (decrease) from investment operations	1.76	(0.56)	1.10	2.13	0.37

Distributions:[3]
From net investment income	(0.01)	(0.10)	(0.04)	(0.15)	—
From net realized gain	—	(0.49)	(1.12)	(0.55)	—

Total distributions	(0.01)	(0.59)	(1.16)	(0.70)	—

Net asset value, end of period	$12.34	$10.59	$11.74	$11.80	$10.37

Total Return[4]
Based on net asset value	16.63%[5]	(4.80)%	10.24%	20.85%	3.70%[5]

Ratios to Average Net Assets
Total expenses	1.85%[6]	3.15%	3.43%	6.26%	7.68%[6,7]

Total expenses after fees waived and/or reimbursed	0.63%[6]	0.69%	0.70%	0.71%[8]	0.70%[6]

Net investment income	0.76%[6]	0.80%	0.66%	0.61%	0.93%[6]

Supplemental Data
Net assets, end of period (000)	$31,772	$10,302	$6,122	$6,095	$5,181

Portfolio turnover rate	66%	171%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 8.75%.

[8]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.70%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	21

Financial Highlights (continued)	BlackRock Disciplined Small Cap Core Fund

	Investor A
	Six Months Ended November 30, 2016	Year Ended May 31,			Period March 14, 2013[1]
	(Unaudited)	2016	2015	2014	to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.56	$11.71	$11.78	$10.37	$10.00

Net investment income (loss)[2]	0.03	0.06	0.05	(0.01)	0.01
Net realized and unrealized gain (loss)	1.71	(0.65)	1.01	2.10	0.36

Net increase (decrease) from investment operations	1.74	(0.59)	1.06	2.09	0.37

Distributions:[3]
From net investment income	—	(0.07)	(0.02)	(0.13)	—
From net realized gain	—	(0.49)	(1.11)	(0.55)	—

Total distributions	—	(0.56)	(1.13)	(0.68)	—

Net asset value, end of period	$12.30	$10.56	$11.71	$11.78	$10.37

Total Return[4]
Based on net asset value	16.48%[5]	(5.02)%	9.96%	20.49%	3.70%[5]

Ratios to Average Net Assets
Total expenses	2.40%[6]	3.60%	3.70%	8.25%	8.16%[6,7]

Total expenses after fees waived and/or reimbursed	0.95%[6]	0.95%	0.95%	0.95%	0.95%[6]

Net investment income (loss)	0.49%[6]	0.58%	0.43%	(0.11)%	0.67%[6]

Supplemental Data
Net assets, end of period (000)	$4,190	$3,191	$2,736	$899	$21

Portfolio turnover rate	66%	171%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.23%.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights (continued)	BlackRock Disciplined Small Cap Core Fund

	Investor C
	Six Months Ended November 30, 2016	Year Ended May 31,			Period March 14, 2013[1]
	(Unaudited)	2016	2015	2014	to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.44	$11.60	$11.71	$10.35	$10.00

Net investment loss[2]	(0.01)	(0.02)	(0.04)	(0.06)	(0.00)[3]
Net realized and unrealized gain (loss)	1.67	(0.64)	1.02	2.05	0.35

Net increase (decrease) from investment operations	1.66	(0.66)	0.98	1.99	0.35

Distributions:[4]
From net investment income	—	(0.01)	—	(0.08)	—
From net realized gain	—	(0.49)	(1.09)	(0.55)	—

Total distributions	—	(0.50)	(1.09)	(0.63)	—

Net asset value, end of period	$12.10	$10.44	$11.60	$11.71	$10.35

Total Return[5]
Based on net asset value	15.90%[6]	(5.71)%	9.22%	19.53%	3.50%[6]

Ratios to Average Net Assets
Total expenses	3.17%[7]	4.41%	4.56%	7.86%	8.91%[7,8]

Total expenses after fees waived and/or reimbursed	1.70%[7]	1.70%	1.70%	1.71%[9]	1.70%[7]

Net investment loss	(0.25)%[7]	(0.19)%	(0.36)%	(0.53)%	(0.08)%[7]

Supplemental Data
Net assets, end of period (000)	$545	$423	$313	$101	$21

Portfolio turnover rate	66%	171%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.98%.

[9]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 1.70%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	23

Financial Highlights (concluded)	BlackRock Disciplined Small Cap Core Fund

	Class K
	Six Months Ended November 30, 2016	Period March 28, 2016[1]
	(Unaudited)	to May 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.60	$9.88

Net investment income[2]	0.05	0.02
Net realized and unrealized gain	1.71	0.70

Net increase from investment operations	1.76	0.72

Distributions from:[3]
Net investment income	(0.01)	—
Net realized gain	—	—

Total distributions	(0.01)	—

Net asset value, end of period	$12.35	$10.60

Total Return[4]
Based on net asset value	16.62%[5]	7.29%[5]

Ratios to Average Net Assets
Total expenses	1.95%[6]	3.59%[6]

Total expenses after fees waived and/or reimbursed	0.60%[6]	0.60%[6]

Net investment income	0.83%[6]	0.83%[6]

Supplemental Data
Net assets, end of period (000)	$250	$214

Portfolio turnover rate	66%	171%[7]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights	BlackRock Small Cap Growth Fund II

	Institutional
	Six Months Ended November 30, 2016	Year Ended May 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.82	$14.62	$14.63	$15.20	$13.22	$15.67

Net investment loss[1]	(0.01)	(0.03)	(0.04)	(0.06)	(0.01)	(0.12)
Net realized and unrealized gain (loss)	1.53	(1.56)	1.79	3.00	3.72	(2.03)

Net increase (decrease) from investment operations	1.52	(1.59)	1.75	2.94	3.71	(2.15)

Distributions from net realized gain[2]	—	(1.21)	(1.76)	(3.51)	(1.73)	(0.30)

Net asset value, end of period	$13.34	$11.82	$14.62	$14.63	$15.20	$13.22

Total Return[3]
Based on net asset value	12.86%[4]	(11.66)%	13.44%	21.70%	30.95%	(13.97)%

Ratios to Average Net Assets[5]
Total expenses[6]	1.26%[7]	1.23%	1.14%	1.14%	1.26%	1.29%

Total expenses after fees waived[6]	1.14%[7]	1.23%	1.14%	1.14%	1.26%	1.29%

Net investment loss[6]	(0.12)%[7]	(0.23)%	(0.28)%	(0.41)%	(0.04)%	(0.84)%

Supplemental Data
Net assets, end of period (000)	$51,419	$58,948	$73,608	$74,962	$65,186	$58,673

Portfolio turnover rate of the Master Portfolio	55%	115%	140%	152%	165%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of:

		Year Ended May 31,
	Six Months Ended November 30, 2016 (Unaudited)
		2016	2015	2014	2013	2012
Master Portfolio fees waived	0.16%	0.16%	0.16%	0.16%	0.01%	—	†

†	Less than 0.01%

[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	25

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor A
	Six Months Ended November 30, 2016	Year Ended May 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.13	$13.83	$13.93	$14.63	$12.81	$15.22

Net investment loss[1]	(0.02)	(0.06)	(0.07)	(0.13)	(0.05)	(0.14)
Net realized and unrealized gain (loss)	1.45	(1.48)	1.70	2.88	3.57	(1.97)

Net increase (decrease) from investment operations	1.43	(1.54)	1.63	2.75	3.52	(2.11)

Distributions from net realized gain[2]	—	(1.16)	(1.73)	(3.45)	(1.70)	(0.30)

Net asset value, end of period	$12.56	$11.13	$13.83	$13.93	$14.63	$12.81

Total Return[3]
Based on net asset value	12.85%[4]	(11.91)%	13.24%	21.08%	30.45%	(14.12)%

Ratios to Average Net Assets[5]
Total expenses[6]	1.48%[7]	1.46%	1.36%	1.62%	1.62%	1.57%

Total expenses after fees waived[6]	1.35%[7]	1.46%	1.36%	1.62%	1.62%	1.57%

Net investment loss[6]	(0.34)%[7]	(0.47)%	(0.49)%	(0.88)%	(0.34)%	(1.11)%

Supplemental Data
Net assets, end of period (000)	$59,807	$58,236	$76,423	$80,144	$73,799	$75,467

Portfolio turnover rate of the Master Portfolio	55%	115%	140%	152%	165%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of:

		Year Ended May 31,
	Six Months Ended November 30, 2016 (Unaudited)
		2016	2015	2014	2013	2012
Master Portfolio fees waived	0.16%	0.16%	0.16%	0.16%	0.02%	—	†

†	Less than 0.01%

[7]	Annualized.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor C
	Six Months Ended November 30, 2016	Year Ended May 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.89	$11.23	$11.71	$12.79	$11.44	$13.76

Net investment loss[1]	(0.06)	(0.13)	(0.15)	(0.19)	(0.15)	(0.25)
Net realized and unrealized gain (loss)	1.15	(1.19)	1.38	2.47	3.15	(1.77)

Net increase (decrease) from investment operations	1.09	(1.32)	1.23	2.28	3.00	(2.02)

Distributions from net realized gain[2]	—	(1.02)	(1.71)	(3.36)	(1.65)	(0.30)

Net asset value, end of period	$9.98	$8.89	$11.23	$11.71	$12.79	$11.44

Total Return[3]
Based on net asset value	12.26%[4]	(12.66)%	12.24%	20.24%	29.31%	(14.98)%

Ratios to Average Net Assets[5]
Total expenses[6]	2.35%[7]	2.34%	2.29%	2.30%	2.52%	2.52%

Total expenses after fees waived[6]	2.22%[7]	2.34%	2.29%	2.30%	2.52%	2.52%

Net investment loss[6]	(1.21)%[7]	(1.35)%	(1.42)%	(1.55)%	(1.29)%	(2.10)%

Supplemental Data
Net assets, end of period (000)	$30,866	$32,252	$44,179	$45,686	$43,649	$40,529

Portfolio turnover rate of the Master Portfolio	55%	115%	140%	152%	165%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of:

		Year Ended May 31,
	Six Months Ended November 30, 2016 (Unaudited)
		2016	2015	2014	2013	2012
Master Portfolio fees waived	0.16%	0.16%	0.16%	0.16%	0.02%	—	†

†	Less than 0.01%

[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	27

Financial Highlights (concluded)	BlackRock Small Cap Growth Fund II

	Class R
	Six Months Ended November 30, 2016	Year Ended May 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.14	$12.67	$12.95	$13.80	$12.19	$14.55

Net investment loss[1]	(0.03)	(0.08)	(0.10)	(0.12)	(0.08)	(0.19)
Net realized and unrealized gain (loss)	1.31	(1.35)	1.55	2.70	3.38	(1.87)

Net increase (decrease) from investment operations	1.28	(1.43)	1.45	2.58	3.30	(2.06)

Distributions from net realized gain[2]	—	(1.10)	(1.73)	(3.43)	(1.69)	(0.30)

Net asset value, end of period	$11.42	$10.14	$12.67	$12.95	$13.80	$12.19

Total Return[3]
Based on net asset value	12.62%[4]	(12.13)%	12.84%	21.07%	30.05%	(14.43)%

Ratios to Average Net Assets[5]
Total expenses[6]	1.73%[7]	1.72%	1.73%	1.67%	1.89%	1.91%

Total expenses after fees waived[6]	1.60%[7]	1.72%	1.73%	1.67%	1.89%	1.91%

Net investment loss[6]	(0.59)%[7]	(0.72)%	(0.86)%	(0.92)%	(0.60)%	(1.49)%

Supplemental Data
Net assets, end of period (000)	$20,079	$19,308	$24,581	$29,585	$30,932	$37,237

Portfolio turnover rate of the Master Portfolio	55%	115%	140%	152%	165%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of:

		Year Ended May 31,
	Six Months Ended November 30, 2016 (Unaudited)	2016	2015	2014	2013	2012
Master Portfolio fees waived	0.16%	0.16%	0.16%	0.16%	0.01%	—	†

†	Less than 0.01%

[7]	Annualized.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Disciplined Small Cap Core Fund (“Disciplined Small Cap Core Fund”), a series of BlackRock FundsSM (the “Trust”), and BlackRock Small Cap Growth Fund II (“Small Cap Growth Fund II”), a series of BlackRock Series, Inc. (the “Corporation”) (collectively, the “Funds” or individually, a “Fund”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. Small Cap Growth Fund II seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), an affiliate of Small Cap Growth Fund II, which has the same investment objective and strategies as Small Cap Growth Fund II. The value of Small Cap Growth Fund II’s investment in the Master Portfolio reflects Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. The performance of Small Cap Growth Fund II is directly affected by the performance of the Master Portfolio. At November 30, 2016, the percentage of the Master Portfolio owned by Small Cap Growth Fund II was 100%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Growth Fund II’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On June 23, 2015, all of the issued and outstanding Investor B Shares of Small Cap Growth Fund II were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where Disciplined Small Cap Core Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, Disciplined Small Cap Core Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, Disciplined Small Cap Core Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For Disciplined Small Cap Core Fund, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For Small Cap Growth Fund II, for financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. Small Cap Growth Fund II records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, Small Cap Growth Fund II accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	29

Notes to Financial Statements (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate NAV per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of November 30, 2016, certain investments of Disciplined Small Cap Core Fund were valued using NAV per share or its equivalent as no quoted market value was available and have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Disciplined Small Cap Core Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Disciplined Small Cap Core Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: Disciplined Small Cap Core Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price Disciplined Small Cap Core Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Disciplined Small Cap Core Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Small Cap Growth Fund II’s policy is to value its financial instruments at fair value. Small Cap Growth Fund II records its investment in the Master Portfolio at fair value based on Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of Disciplined Small Cap Core Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

Disciplined Small Cap Core Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that Disciplined Small Cap Core Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

30	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of Disciplined Small Cap Core Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”), and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.
Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by Disciplined Small Cap Core Fund. Typically, the most recently available information by a private company is as of a date that is earlier than the date Disciplined Small Cap Core Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price Disciplined Small Cap Core Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that Disciplined Small Cap Core Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including Disciplined Small Cap Core Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	31

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with Disciplined Small Cap Core Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2016, certain of Disciplined Small Cap Core Fund’s investments were valued using NAV per share (or its equivalent) as no quoted market value is available and have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: Disciplined Small Cap Core Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with Disciplined Small Cap Core Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by Disciplined Small Cap Core Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of Disciplined Small Cap Core Fund and any additional required collateral is delivered to Disciplined Small Cap Core Fund, or excess collateral returned by Disciplined Small Cap Core Fund, on the next business day. During the term of the loan, Disciplined Small Cap Core Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in Disciplined Small Cap Core Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by Disciplined Small Cap Core Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Disciplined Small Cap Core Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and Disciplined Small Cap Core Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

32	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

As of period end, the following table is a summary of Disciplined Small Cap Core Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas Prime Brokerage, Inc.	$ 8,901	$ (8,901)	—
Citigroup Global Markets, Inc.	11,731	(11,731)	—
Deutsche Bank Securities, Inc.	52,775	(52,775)	—
JP Morgan Securities LLC	70,238	(70,238)	—
Morgan Stanley & Co. LLC	11,424	(11,424)	—
SG Americas Securities LLC	23,364	(23,364)	—

Total	$178,433	$(178,433)	—

[1]

Cash collateral with a value of $182,715 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Disciplined Small Cap Core Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Disciplined Small Cap Core Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

Disciplined Small Cap Core Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of Disciplined Small Cap Core Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Disciplined Small Cap Core Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between Disciplined Small Cap Core Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, Disciplined Small Cap Core Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, Disciplined Small Cap Core Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory and Administration: The Trust, on behalf of Disciplined Small Cap Core Fund, entered into an Investment Advisory Agreement with the Manager, Disciplined Small Cap Core Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of Disciplined Small Cap Core Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of Disciplined Small Cap Core Fund.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	33

Notes to Financial Statements (continued)

For such services, Disciplined Small Cap Core Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Disciplined Small Cap Core Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion - $3 Billion	0.42%
$3 Billion - $5 Billion	0.41%
$5 Billion - $10 Billion	0.39%
Greater than $10 Billion	0.38%

The Corporation, on behalf of Small Cap Growth Fund II, entered into an Administration Agreement with BlackRock Advisors, LLC (in such capacity, the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Growth Fund II pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily net assets of Small Cap Growth Fund II. Small Cap Growth Fund II does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager/Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended November 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$ 4,331	$ 2,183	—	$6,514
Small Cap Growth Fund II	$73,053	$158,972	$48,929	$280,954

Administration: The Trust, on behalf of Disciplined Small Cap Core Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of Disciplined Small Cap Core Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2016, the following table shows the class specific administration fees borne directly by each share class of Disciplined Small Cap Core Fund:

Institutional	Investor A	Investor C	Class K	Total
$ 1,914	$ 346	$ 44	$ 23	$2,327

34	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended November 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$ 37	$181	$ 71	—	$ 289
Small Cap Growth Fund II	$145	$621	$326	$102	$1,194

For the six months ended November 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Disciplined Small Cap Core Fund	$ 640	$ 3,741	$ 496	$ 8	—	$ 4,885
Small Cap Growth Fund II	$82,550	$80,256	$61,361	—	$27,086	$251,253

Other Fees: For the six months ended November 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Disciplined Small Cap Core Fund’s Investor A Shares of $228 and Small Cap Growth Fund II’s Investor A Shares of $574.

For the six months ended November 30, 2016, affiliates received CDSCs in the amount of $338 for Disciplined Small Cap Core Fund’s Investor C Shares and $57 and $1,549 for Small Cap Growth Fund II’s Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to Disciplined Small Cap Core Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of Disciplined Small Cap Core Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.70%	0.95%	1.70%	0.60%

The Manager has agreed not to reduce or discontinue this contractual expense limitations prior to October 1, 2017, unless approved by the Board, including a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of Disciplined Small Cap Core Fund.

With respect to Disciplined Small Cap Core Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Disciplined Small Cap Core Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2016, the amount waived was $208.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Disciplined Small Cap Core Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. On September 28, 2016, this waiver became contractual through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of Disciplined Small Cap Core Fund.

Effective June 15, 2016, the Administrator of Small Cap Growth Fund II contractually agreed to waive a portion of its administration fee equal to the annual rate of 0.14% of Small Cap Growth Fund’s average daily net assets through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of Small Cap Growth Fund II. The amount waived is shown as administration fees waived in the Statements of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2016, the amount included in fees waived and/or reimbursed by the Manager was $140,562 for Disciplined Small Cap Core Fund.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	35

Notes to Financial Statements (continued)

Class specific waivers and/or reimbursements are as follows for Disciplined Small Cap Core Fund:

	Investor A	Investor C	Class K	Total
Administration Fees Waived	$ 346	$ 44	$23	$ 413
Transfer Agent Fees Reimbursed	$2,007	$274	$ 8	$2,289

With respect to the contractual expense caps, if during Disciplined Small Cap Core Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•  Disciplined Small Cap Core Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•  The Manager or an affiliate continues to serve as Disciplined Small Cap Core Fund’s investment adviser or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On November 30, 2016, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for Disciplined Small Cap Core Fund are as follows:

	Expiring May 31,
	2017	2018	2019
Fund Level	$203,594	$236,691	$145,576
Institutional	$1,660	$1,345	—
Investor A	$2,999	$7,417	$2,353
Investor C	$470	$1,035	$318
Class K	—	$7	$31

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Disciplined Small Cap Core Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Disciplined Small Cap Core Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by Disciplined Small Cap Core Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Disciplined Small Cap Core Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Disciplined Small Cap Core Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Disciplined Small Cap Core Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by Disciplined Small Cap Core Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended November 30, 2016, Disciplined Small Cap Core Fund paid BIM $2,092 for securities lending agent services.

Officers and Trustees/Directors: Certain officers and/or trustees/directors of the Trust/Corporation are officers and/or trustees/directors of BlackRock or its affiliates. The Funds reimburse the Manager/Administrator for a portion of the compensation paid to the Trust’s/Corporation’s Chief Compliance Officer, which is included in Officer and Trustees/Directors in the Statements of Operations.

36	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended November 30, 2016, purchases and sales of investments, excluding short-term securities, were $32,841,865 and $14,924,500, respectively, for Disciplined Small Cap Core Fund.

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Small Cap Growth Fund II’s U.S. federal tax returns remains open for each of the four years ended May 31, 2016. The statutes of limitations on Disciplined Small Cap Core Fund’s U.S. federal, state and local tax returns remain open for the three years ended May 31, 2016 and the period ended May 31, 2013. The statutes of limitations on Small Cap Growth Fund II’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of November 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes for Disciplined Small Cap Core Fund were as follows:

Tax cost	$32,890,502

Gross unrealized appreciation	$4,676,145
Gross unrealized depreciation	(461,282)

Net unrealized appreciation	$4,214,863

9. Bank Borrowings:

The Trust/Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, Disciplined Small Cap Core Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by Disciplined Small Cap Core Fund may decline in response to certain events, including those directly involving the issuers of securities owned by Disciplined Small Cap Core Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. Disciplined Small Cap Core Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. Disciplined Small Cap Core Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	37

Notes to Financial Statements (continued)

periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause Disciplined Small Cap Core Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of Disciplined Small Cap Core Fund may lose value, regardless of the individual results of the securities and other instruments in which Disciplined Small Cap Core Fund invests.

The price Disciplined Small Cap Core Fund could receive upon the sale of any particular portfolio investment may differ from Disciplined Small Cap Core Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore Disciplined Small Cap Core Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by Disciplined Small Cap Core Fund, and Disciplined Small Cap Core Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Disciplined Small Cap Core Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, Disciplined Small Cap Core Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. Disciplined Small Cap Core Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose Disciplined Small Cap Core Fund to market, issuer and counterparty credit risks, consists principally of financial instruments and receivables due from counterparties. The extent of Disciplined Small Cap Core Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by Disciplined Small Cap Core Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to Disciplined Small Cap Core Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, Disciplined Small Cap Core Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to Disciplined Small Cap Core Fund.

38	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
Disciplined Small Cap Core Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,671,521	$18,408,337	449,991	$4,546,708
Shares issued in reinvestment of distributions	834	9,261	1,759	18,713
Shares redeemed	(70,803)	(800,441)	(749)	(7,861)

Net increase	1,601,552	$17,617,157	451,001	$4,557,560

Investor A
Shares sold	65,944	$764,469	179,397	$1,863,594
Shares issued in reinvestment of distributions	—	—	15,507	164,691
Shares redeemed	(27,317)	(307,056)	(126,477)	(1,219,888)

Net increase	38,627	$457,413	68,427	$808,397

Investor C
Shares sold	21,233	$244,465	14,824	$160,501
Shares issued in reinvestment of distributions	—	—	1,530	16,104
Shares redeemed	(16,693)	(186,089)	(2,825)	(29,590)

Net increase	4,540	$58,376	13,529	$147,015

			Period March 28, 2016[1] to May 31, 2016

Class K
Shares sold	—	—	20,243	$200,000
Shares redeemed	—	—	—	—

Net increase	—	—	20,243	$200,000

Total Net Increase	1,644,719	$18,132,946	553,200	$5,712,972

[1]	Commencement of operations.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	39

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
Small Cap Growth Fund II	Shares	Amount	Shares	Amount
Institutional
Shares sold	333,767	$ 4,112,246	1,420,622	$17,733,067
Shares issued in reinvestment of distributions	—	—	402,378	5,371,450
Shares redeemed	(1,468,244)	(18,236,746)	(1,868,344)	(23,256,927)

Net decrease	(1,134,477)	$(14,124,500)	(45,344)	$ (152,410)

Investor A
Shares received from conversion[1]	—	—	10,222	$ 146,887
Shares sold and automatic conversion of shares	347,239	$ 4,102,902	1,106,703	13,319,117
Shares issued in reinvestment of distributions	—	—	492,795	6,190,518
Shares redeemed	(815,180)	(9,510,319)	(1,903,584)	(22,168,524)

Net decrease	(467,941)	$(5,407,417)	(293,864)	$ (2,512,002)

Investor B
Shares sold	—	—	476	$ 5,459
Shares converted[1]	—	—	(12,512)	(146,887)
Shares redeemed and automatic conversion of shares	—	—	(11,105)	(129,938)

Net increase (decrease)	—	—	(23,141)	$(271,366)

Investor C
Shares sold	121,111	$ 1,130,905	421,544	$ 3,924,237
Shares issued in reinvestment of distributions	—	—	350,338	3,545,995
Shares redeemed	(657,100)	(6,163,969)	(1,077,568)	(10,066,102)

Net decrease	(535,989)	$(5,033,064)	(305,686)	$ (2,595,870)

Class R
Shares sold	213,679	$ 2,271,232	574,655	$ 6,181,331
Shares issued in reinvestment of distributions	—	—	182,433	2,089,635
Shares redeemed	(360,315)	(3,862,818)	(793,333)	(8,571,554)

Net decrease	(146,636)	$ (1,591,586)	(36,245)	$ (300,588)

Total Net Decrease	(2,285,043)	$(26,156,567)	(704,280)	$(5,832,236)

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

At November 30, 2016, 496,000 Institutional Shares, 2,000 Investor A Shares, 2,000 Investor C Shares and 20,243 Class K Shares of Disciplined Small Cap Core Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of Disciplined Small Cap Core Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Master Portfolio Information	BlackRock Master Small Cap Growth Portfolio

As of Period End

Ten Largest Holdings	Percent of Net Assets
Masimo Corp.	2%
PS Business Parks, Inc.	2
SYNNEX Corp.	2
Universal Forest Products, Inc.	2
Prestige Brands Holdings, Inc.	2
PolyOne Corp.	2
Cantel Medical Corp.	2
Proofpoint, Inc.	2
Tenneco, Inc.	1
Apogee Enterprises, Inc.	1

Sector Allocation	Percent of Net Assets
Information Technology	25%
Health Care	21
Industrials	18
Consumer Discretionary	15
Real Estate	6
Financials	5
Materials	5
Consumer Staples	2
Energy	1
Utilities	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	41

Schedule of Investments November 30, 2016 (Unaudited)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
DigitalGlobe, Inc. (a)	15,796	$507,841
Engility Holdings, Inc. (a)	13,086	474,367
HEICO Corp., Class A	9,627	646,934
Taser International, Inc. (a)	5,248	142,903
Vectrus, Inc. (a)	17,101	395,033

		2,167,078
Air Freight & Logistics — 1.0%
Hub Group, Inc., Class A (a)	36,615	1,568,953
Airlines — 0.4%
Hawaiian Holdings, Inc. (a)	10,923	560,896
Auto Components — 2.5%
American Axle & Manufacturing Holdings, Inc. (a)	18,911	296,146
Cooper-Standard Holding, Inc. (a)	8,368	797,638
Horizon Global Corp. (a)	9,898	227,753
Lear Corp.	643	83,275
Tenneco, Inc. (a)	36,580	2,156,391
Tower International, Inc.	21,313	558,401

		4,119,604
Banks — 2.8%
Bank of the Ozarks, Inc.	8,911	432,362
Central Pacific Financial Corp.	46,769	1,382,024
Fidelity Southern Corp.	15,100	336,730
Home BancShares, Inc.	15,442	399,485
South State Corp.	2,115	179,669
Wintrust Financial Corp.	28,234	1,858,927

		4,589,197
Beverages — 0.4%
Primo Water Corp. (a)	49,530	636,956
Biotechnology — 7.8%
Acceleron Pharma, Inc. (a)	1,662	55,993
Achillion Pharmaceuticals, Inc. (a)	54,788	226,822
Acorda Therapeutics, Inc. (a)	7,530	156,624
Aduro Biotech, Inc. (a)	9,023	102,862
Alder Biopharmaceuticals, Inc. (a)	15,444	363,706
Amicus Therapeutics, Inc. (a)	10,450	62,491
Applied Genetic Technologies Corp. (a)	17,279	158,967
Aptevo Therapeutics, Inc. (a)	5,686	10,803
Ardelyx, Inc. (a)	11,104	164,339
Arena Pharmaceuticals, Inc. (a)	12,452	18,055
ARIAD Pharmaceuticals, Inc. (a)	19,874	267,902
aTyr Pharma, Inc. (a)	38,878	120,522
BioSpecifics Technologies Corp. (a)	4,204	207,509
Bluebird Bio, Inc. (a)	4,319	260,652
ChemoCentryx, Inc. (a)	25,410	199,214
Clovis Oncology, Inc. (a)	3,687	126,353
Coherus Biosciences, Inc. (a)	9,351	251,542
Concert Pharmaceuticals, Inc. (a)	10,225	92,434
Corvus Pharmaceuticals, Inc. (a)	6,197	95,620
Cytokinetics, Inc. (a)	19,856	238,272
Editas Medicine, Inc. (a)	1,007	14,370
Emergent BioSolutions, Inc. (a)	1,376	36,822
Enanta Pharmaceuticals, Inc. (a)	5,022	157,892
Enzon Pharmaceuticals, Inc.	106,092	50,914
EPIRUS Biopharmaceuticals, Inc. (a)	12,121	242

Common Stocks	Shares	Value
Biotechnology (continued)
Exact Sciences Corp. (a)	25,553	$377,418
Exelixis, Inc. (a)	35,781	605,415
FibroGen, Inc. (a)	16,779	371,655
Five Prime Therapeutics, Inc. (a)	3,948	227,089
Genomic Health, Inc. (a)	8,408	255,855
Global Blood Therapeutics, Inc. (a)	2,307	44,179
Halozyme Therapeutics, Inc. (a)	32,266	381,061
Ignyta, Inc. (a)	15,293	95,581
Immune Design Corp. (a)	10,534	77,425
ImmunoGen, Inc. (a)(b)	8,129	14,470
Infinity Pharmaceuticals, Inc. (a)	8,849	10,265
Insmed, Inc. (a)	1,383	18,878
Insys Therapeutics, Inc. (a)(b)	13,650	160,933
Ironwood Pharmaceuticals, Inc. (a)	33,967	530,055
Kindred Biosciences, Inc. (a)	16,684	70,907
Kite Pharma, Inc. (a)(b)	4,356	221,851
Lexicon Pharmaceuticals, Inc. (a)	17,463	265,961
Ligand Pharmaceuticals, Inc. (a)	2,102	219,449
MacroGenics, Inc. (a)	716	18,566
Merrimack Pharmaceuticals, Inc. (a)(b)	37,521	206,741
MiMedx Group, Inc. (a)	3,453	32,734
Myriad Genetics, Inc. (a)	11,210	187,095
Natera, Inc. (a)	6,825	81,900
NewLink Genetics Corp. (a)	5,913	65,516
Novavax, Inc. (a)(b)	32,050	38,781
OncoMed Pharmaceuticals, Inc. (a)	1,623	13,779
Ophthotech Corp. (a)	10,286	315,266
Peregrine Pharmaceuticals, Inc. (a)	95,353	28,749
Pfenex, Inc. (a)	8,818	81,743
Portola Pharmaceuticals, Inc. (a)	14,382	258,732
Progenics Pharmaceuticals, Inc. (a)	2,379	21,292
Prothena Corp. PLC (a)	3,894	229,824
PTC Therapeutics, Inc. (a)	8,659	96,461
Puma Biotechnology, Inc. (a)	8,772	377,635
Ra Pharmaceuticals, Inc. (a)	5,772	75,555
Radius Health, Inc. (a)	3,021	160,778
Repligen Corp. (a)	10,932	352,010
Retrophin, Inc. (a)	7,398	151,437
Rigel Pharmaceuticals, Inc. (a)	54,807	142,498
Sage Therapeutics, Inc. (a)	2,779	139,256
Sangamo BioSciences, Inc. (a)	29,062	92,998
Sarepta Therapeutics, Inc. (a)	10,211	349,829
Seres Therapeutics, Inc. (a)	1,598	15,964
Spark Therapeutics, Inc. (a)	963	52,975
Spectrum Pharmaceuticals, Inc. (a)	27,302	106,751
Strongbridge Biopharma PLC (a)	6,829	25,950
Synergy Pharmaceuticals, Inc. (a)	6,883	36,205
TESARO, Inc. (a)	3,815	517,657
Threshold Pharmaceuticals, Inc. (a)	31,172	15,040
Trevena, Inc. (a)	5,843	32,020
Ultragenyx Pharmaceutical, Inc. (a)	4,784	374,539
United Therapeutics Corp. (a)	755	94,836
Vanda Pharmaceuticals, Inc. (a)	14,551	239,364
vTv Therapeutics, Inc., Class A (a)	9,148	47,753
Xencor, Inc. (a)	405	10,352
ZIOPHARM Oncology, Inc. (a)(b)	20,562	133,242

		12,611,192

Portfolio Abbreviations
ADR	American Depositary Receipts
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Building Products — 3.8%
Apogee Enterprises, Inc.	41,559	$1,982,364
Continental Building Products, Inc. (a)	37,254	834,490
Masonite International Corp. (a)	2,352	152,410
NCI Building Systems, Inc. (a)	22,033	367,951
Ply Gem Holdings, Inc. (a)	1,983	30,241
Trex Co., Inc. (a)	895	58,882
Universal Forest Products, Inc.	26,981	2,680,293

		6,106,631
Capital Markets — 0.6%
Evercore Partners, Inc., Class A	13,182	888,467
Houlihan Lokey, Inc.	394	11,225

		899,692
Chemicals — 3.4%
Advanced Emissions Solutions, Inc. (a)	7,122	64,240
Chemours Co	3,058	75,594
Chemtura Corp. (a)	5,903	194,504
Ferro Corp. (a)	1,529	22,629
GCP Applied Technologies, Inc. (a)	20,853	583,884
Innospec, Inc.	6,412	421,268
Koppers Holdings, Inc. (a)	5,853	224,463
OMNOVA Solutions, Inc. (a)	23,785	228,336
PolyOne Corp.	75,955	2,504,236
Sensient Technologies Corp.	3,860	301,427
Stepan Co.	5,418	439,779
Trinseo SA (a)	6,656	389,709

		5,450,069
Commercial Services & Supplies — 3.1%
ABM Industries, Inc.	1,670	73,480
ACCO Brands Corp. (a)	4,450	55,403
ARC Document Solutions, Inc. (a)	74,069	330,348
Casella Waste Systems, Inc., Class A (a)	4,622	58,515
InnerWorkings, Inc. (a)	17,233	159,405
Knoll, Inc.	62,588	1,659,208
Quad/Graphics, Inc.	4,245	119,412
Steelcase, Inc., Class A	73,770	1,147,123
Tetra Tech, Inc.	33,565	1,438,260

		5,041,154
Communications Equipment — 2.0%
Black Box Corp.	5,961	91,501
Calix, Inc. (a)	15,889	119,962
Ciena Corp. (a)	27,703	594,229
Finisar Corp. (a)	3,687	122,519
Lumentum Holdings, Inc. (a)	1,642	65,844
NETGEAR, Inc. (a)	11,158	599,185
ShoreTel, Inc. (a)	67,001	469,007
Ubiquiti Networks, Inc. (a)	21,516	1,204,035

		3,266,282
Construction & Engineering — 1.8%
Comfort Systems U.S.A., Inc.	36,727	1,182,609
EMCOR Group, Inc.	5,110	354,481
MasTec, Inc. (a)	37,566	1,425,630

		2,962,720
Construction Materials — 0.1%
Summit Materials, Inc., Class A (a)	6,386	151,795
Consumer Finance — 0.3%
Consumer Portfolio Services, Inc. (a)	42,433	214,287
Emergent Capital, Inc. (a)	64,539	82,610
Enova International, Inc. (a)	22,487	261,974

		558,871

Common Stocks	Shares	Value
Distributors — 0.4%
Core-Mark Holding Co., Inc.	17,037	$622,021
Diversified Consumer Services — 0.3%
Collectors Universe, Inc.	10,518	209,939
K12, Inc. (a)	21,268	312,214

		522,153
Diversified Telecommunication Services — 0.3%
Cogent Communications Holdings, Inc.	4,984	186,651
FairPoint Communications, Inc. (a)	6,147	102,348
Inteliquent, Inc.	3,803	86,100
Ooma, Inc. (a)	3,613	33,601

		408,700
Electric Utilities — 0.1%
Spark Energy, Inc., Class A	3,706	94,503
Electrical Equipment — 0.1%
Atkore International Group, Inc. (a)	3,286	70,485
LSI Industries, Inc.	16,497	162,001

		232,486
Electronic Equipment, Instruments & Components — 3.0%
Fabrinet (a)	18,079	773,781
II-VI, Inc. (a)	2,127	64,235
Kemet Corp. (a)	19,759	112,231
PC Connection, Inc.	1,235	33,147
Sanmina Corp. (a)	31,415	1,031,983
SYNNEX Corp.	24,708	2,888,612

		4,903,989
Energy Equipment & Services — 0.4%
Aspen Aerogels, Inc. (a)	10,192	39,239
Helix Energy Solutions Group, Inc. (a)	29,302	306,206
Matrix Service Co. (a)	4,419	92,136
McDermott International, Inc. (a)	23,839	164,012
Pioneer Energy Services Corp. (a)	4,275	21,375
Unit Corp. (a)	1,001	24,324

		647,292
Equity Real Estate Investment Trusts (REITs) — 5.3%
American Assets Trust, Inc.	4,041	161,882
Ashford Hospitality Prime, Inc.	1,861	23,858
Chatham Lodging Trust	22,613	433,265
CoreSite Realty Corp.	7,063	498,153
DCT Industrial Trust, Inc.	5,898	271,013
EastGroup Properties, Inc.	636	43,445
FelCor Lodging Trust, Inc.	79,971	580,589
Hudson Pacific Properties, Inc.	16,517	575,948
InfraREIT, Inc. (a)	9,036	154,877
National Storage Affiliates Trust	28,510	586,736
PS Business Parks, Inc.	27,570	3,080,396
QTS Realty Trust, Inc., Class A	7,899	369,673
Retail Opportunity Investments Corp.	62,510	1,290,206
RLJ Lodging Trust	8,620	196,450
Summit Hotel Properties, Inc.	26,352	374,725

		8,641,216
Food & Staples Retailing — 0.4%
Performance Food Group Co. (a)	15,556	328,232
SpartanNash Co.	9,575	346,711

		674,943
Food Products — 1.2%
Cal-Maine Foods, Inc. (b)	4,306	175,254
Dean Foods Co.	70,155	1,393,278
Fresh Del Monte Produce, Inc. (a)	5,900	365,859

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	43

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Food Products (continued)
Lancaster Colony Corp.	182	$24,663

		1,959,054
Gas Utilities — 0.7%
Southwest Gas Corp.	16,129	1,195,643
Health Care Equipment & Supplies — 6.0%
Cantel Medical Corp.	30,667	2,501,507
Cardiovascular Systems, Inc. (a)	13,292	321,533
Cutera, Inc. (a)	1,555	25,424
Cynosure, Inc., Class A (a)	13,487	611,635
Glaukos Corp. (a)	8,491	265,004
ICU Medical, Inc. (a)	1,155	173,539
Insulet Corp. (a)	18,303	615,896
LeMaitre Vascular, Inc.	15,602	353,697
Masimo Corp. (a)	51,828	3,206,598
Neogen Corp. (a)	4,284	271,092
NxStage Medical, Inc. (a)	25,937	641,163
RTI Surgical, Inc. (a)	113,597	329,431
SeaSpine Holdings Corp. (a)	14,073	98,511
Zeltiq Aesthetics, Inc. (a)	5,862	257,987

		9,673,017
Health Care Providers & Services — 1.7%
Alliance HealthCare Services, Inc. (a)	6,485	49,286
BioTelemetry, Inc. (a)	12,131	235,948
CorVel Corp. (a)	671	21,606
Diplomat Pharmacy, Inc. (a)	6,079	86,079
Five Star Quality Care, Inc. (a)	61,307	141,006
HealthSouth Corp.	6,314	263,104
Surgical Care Affiliates, Inc. (a)	8,367	351,832
U.S. Physical Therapy, Inc.	8,639	552,896
WellCare Health Plans, Inc. (a)	7,893	1,081,499

		2,783,256
Health Care Technology — 0.6%
Cotiviti Holdings, Inc. (a)	2,246	66,908
Medidata Solutions, Inc. (a)	7,986	441,067
Omnicell, Inc. (a)	3,472	124,471
Vocera Communications, Inc. (a)	20,178	367,240

		999,686
Hotels, Restaurants & Leisure — 4.6%
Bravo Brio Restaurant Group, Inc. (a)	12,118	50,290
Carrols Restaurant Group, Inc. (a)	53,807	731,775
Cheesecake Factory, Inc.	28,021	1,658,003
Intrawest Resorts Holdings, Inc. (a)	14,407	252,699
Isle of Capri Casinos, Inc. (a)	4,537	101,720
J. Alexander’s Holdings, Inc. (a)	24,854	236,113
Papa John’s International, Inc.	20,652	1,824,811
Red Rock Resorts, Inc., Class A	4,169	95,553
Ruth’s Hospitality Group, Inc.	3,183	54,111
Scientific Games Corp., Class A (a)	16,845	248,464
SeaWorld Entertainment, Inc.	2,582	43,636
Texas Roadhouse, Inc.	4,181	196,047
Vail Resorts, Inc.	12,117	1,919,333
Wingstop, Inc.	1,153	35,386

		7,447,941
Household Durables — 0.8%
Ethan Allen Interiors, Inc.	1,907	65,792
GoPro, Inc., Class A (a)(b)	7,323	73,084
iRobot Corp. (a)	320	18,240
La-Z-Boy, Inc.	16,573	443,328
TopBuild Corp. (a)	15,743	571,313
ZAGG, Inc. (a)	30,017	198,112

		1,369,869

Common Stocks	Shares	Value
Household Products — 0.1%
Central Garden & Pet Co., Class A (a)	5,871	$169,554
Insurance — 0.3%
Argo Group International Holdings Ltd.	1,688	107,104
CNO Financial Group, Inc.	3,512	62,865
Primerica, Inc.	2,054	145,218
State National Cos., Inc.	6	81
United Insurance Holdings Corp.	1,268	17,219
Universal Insurance Holdings, Inc.	6,750	162,000

		494,487
Internet & Direct Marketing Retail — 0.2%
Liberty TripAdvisor Holdings, Inc., Class A (a)	6,888	110,552
Overstock.com, Inc. (a)	1,039	17,611
Shutterfly, Inc. (a)	4,894	247,979
U.S. Auto Parts Network, Inc. (a)	6,405	18,254

		394,396
Internet Software & Services — 4.7%
Bankrate, Inc. (a)	21,942	224,905
Box, Inc., Class A (a)	3,399	51,733
Brightcove, Inc. (a)	6,588	54,680
Carbonite, Inc. (a)	15,185	280,923
Cornerstone OnDemand, Inc.	3,930	141,126
EarthLink Holdings Corp.	151,489	799,862
Everyday Health, Inc. (a)	1,716	17,932
Five9, Inc. (a)	11,454	181,317
GrubHub, Inc. (a)	9,780	362,153
IntraLinks Holdings, Inc. (a)	4,891	54,877
j2 Global, Inc.	966	71,011
Limelight Networks, Inc. (a)	112,423	238,337
LogMeIn, Inc.	16,408	1,654,747
NIC, Inc.	45,060	1,131,006
QuinStreet, Inc. (a)	194,009	618,889
Support.com, Inc. (a)	30,778	22,022
Web.com Group, Inc. (a)	47,268	753,925
Wix.com Ltd. (a)	15,786	781,407
XO Group, Inc. (a)	9,791	180,938

		7,621,790
IT Services — 2.6%
Convergys Corp.	41,936	1,084,884
CSG Systems International, Inc.	11,993	533,689
Datalink Corp. (a)	13,338	149,386
Euronet Worldwide, Inc. (a)	9,611	689,301
Everi Holdings, Inc. (a)	30,577	66,046
Hackett Group, Inc.	22,257	395,284
Net 1 UEPS Technologies, Inc. (a)	21,719	247,814
Unisys Corp. (a)	74,921	1,112,577

		4,278,981
Leisure Products — 0.5%
Brunswick Corp.	13,234	663,288
Johnson Outdoors, Inc., Class A	2,018	84,352
MCBC Holdings, Inc.	3,412	45,857

		793,497
Life Sciences Tools & Services — 1.5%
Cambrex Corp. (a)	5,329	266,983
Harvard Bioscience, Inc. (a)	37,642	92,223
INC Research Holdings, Inc., Class A (a)	10,849	537,026
Medpace Holdings, Inc. (a)	5,715	203,911
Nanostring Technologies, Inc. (a)	9,973	219,406
PAREXEL International Corp. (a)	11,674	688,766
PRA Health Sciences, Inc. (a)	7,388	396,883

		2,405,198

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Machinery — 3.3%
Briggs & Stratton Corp.	6,853	$141,994
Commercial Vehicle Group, Inc. (a)	18,240	93,571
Global Brass & Copper Holdings, Inc.	13,204	378,295
Greenbrier Cos., Inc.	8,292	321,730
John Bean Technologies Corp.	19,601	1,768,010
Luxfer Holdings PLC — ADR	65,440	743,398
Mueller Water Products, Inc., Class A	35,077	464,069
Rexnord Corp. (a)	8,612	189,464
SPX Corp. (a)	4,955	121,051
Supreme Industries, Inc., Class A	10,422	147,784
Wabash National Corp. (a)	10,566	145,705
Watts Water Technologies, Inc., Class A	13,327	910,234

		5,425,305
Media — 0.8%
Carmike Cinemas, Inc. (a)	2,882	97,412
Entercom Communications Corp., Class A	9,874	150,085
Harte-Hanks, Inc.	46,801	70,201
Meredith Corp.	1,158	64,327
New Media Investment Group, Inc.	1,157	17,772
Nexstar Broadcasting Group, Inc., Class A	608	36,267
Sinclair Broadcast Group, Inc., Class A	23,801	774,723
tronc, Inc.	2,934	38,201

		1,248,988
Metals & Mining — 1.1%
Ryerson Holding Corp. (a)	3,585	51,266
Worthington Industries, Inc.	31,718	1,785,089

		1,836,355
Multiline Retail — 0.9%
Big Lots, Inc.	28,544	1,444,612
Multi-Utilities — 0.2%
Avista Corp.	6,196	250,752
Oil, Gas & Consumable Fuels — 1.1%
Bill Barrett Corp. (a)	7,930	62,013
Carrizo Oil & Gas, Inc. (a)	12,630	534,754
Eclipse Resources Corp. (a)	18,506	54,593
EP Energy Corp., Class A (a)(b)	27,532	146,195
Evolution Petroleum Corp.	6,847	57,857
Matador Resources Co. (a)	17,303	460,952
Oasis Petroleum, Inc. (a)	32,391	484,893
Sanchez Energy Corp. (a)	3,293	27,694

		1,828,951
Paper & Forest Products — 0.2%
Boise Cascade Co. (a)	13,615	310,422
Verso Corp., Class A (a)	5,542	29,650

		340,072
Personal Products — 0.2%
Avon Products, Inc.	36,785	197,535
Inter Parfums, Inc.	510	17,570
Natural Health Trends Corp. (b)	1,235	31,233

		246,338
Pharmaceuticals — 3.4%
Aratana Therapeutics, Inc. (a)	8,632	61,546
Catalent, Inc. (a)	10,607	253,826
Corcept Therapeutics, Inc. (a)	37,685	316,177
Heska Corp. (a)	3,540	234,029
Horizon Pharma PLC (a)	24,055	476,289
Innoviva, Inc. (a)	21,669	224,057
Intersect ENT, Inc. (a)	1,475	15,340
Juniper Pharmaceuticals, Inc. (a)	21,947	121,806
Nektar Therapeutics (a)	15,497	190,381

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Pacira Pharmaceuticals, Inc. (a)	3,611	$115,010
Prestige Brands Holdings, Inc. (a)	53,988	2,568,209
SciClone Pharmaceuticals, Inc. (a)	60,615	603,119
Sucampo Pharmaceuticals, Inc., Class A (a)	18,838	306,117

		5,485,906
Professional Services — 1.7%
Insperity, Inc.	21,328	1,544,147
Kforce, Inc.	31,009	685,299
RPX Corp. (a)	40,891	427,311
Willdan Group, Inc. (a)	898	22,073

		2,678,830
Real Estate Management & Development — 0.6%
Altisource Portfolio Solutions SA (a)	2,526	68,050
AV Homes, Inc. (a)	2,413	38,246
Marcus & Millichap, Inc. (a)	28,010	768,875
RE/MAX Holdings, Inc., Class A	1,122	54,978
RMR Group, Inc., Class A	2,773	115,080

		1,045,229
Road & Rail — 0.2%
ArcBest Corp.	1,225	37,301
YRC Worldwide, Inc. (a)	21,151	268,195

		305,496
Semiconductors & Semiconductor Equipment — 5.4%
Acacia Communications, Inc. (a)	245	16,969
Advanced Micro Devices, Inc. (a)	202,141	1,801,076
Alpha & Omega Semiconductor Ltd. (a)	25,847	562,172
Ambarella, Inc. (a)	280	17,226
Amkor Technology, Inc. (a)	49,962	590,551
Cirrus Logic, Inc. (a)	17,906	984,830
Entegris, Inc. (a)	16,653	298,921
Inphi Corp. (a)	3,152	142,376
Microsemi Corp. (a)	24,677	1,351,066
Power Integrations, Inc.	6,248	420,490
Rudolph Technologies, Inc. (a)	3	59
Semtech Corp. (a)	38,782	1,089,774
Synaptics, Inc. (a)	6,404	349,530
Tessera Technologies, Inc. (a)	22,444	888,782
Ultra Clean Holdings, Inc. (a)	25,100	252,004

		8,765,826
Software — 6.6%
A10 Networks, Inc. (a)	119,464	979,604
Aspen Technology, Inc. (a)	32,218	1,702,077
Barracuda Networks, Inc. (a)	2,729	60,147
CommVault Systems, Inc. (a)	5,800	313,200
Ellie Mae, Inc. (a)	9,658	797,268
Exa Corp. (a)	5,448	80,794
Gigamon, Inc. (a)	20,273	1,081,565
HubSpot, Inc. (a)	5,130	287,793
Manhattan Associates, Inc. (a)	16,583	868,949
MicroStrategy, Inc., Class A (a)	2,999	581,896
Mitek Systems, Inc. (a)	5,183	29,025
Mobileiron, Inc. (a)	8,357	34,682
Monotype Imaging Holdings, Inc.	10,206	200,038
Proofpoint, Inc. (a)	28,782	2,216,502
Rapid7, Inc. (a)	874	10,138
RingCentral, Inc., Class A (a)	2,112	45,514
Silver Spring Networks, Inc. (a)	5,832	81,356
Take-Two Interactive Software, Inc. (a)	22,976	1,131,108
Varonis Systems, Inc. (a)	1,154	33,697
Zix Corp. (a)	47,419	211,015

		10,746,368

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	45

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Specialty Retail — 2.4%
Aaron’s, Inc. (a)	20,307	$591,340
American Eagle Outfitters, Inc.	25,089	415,474
Asbury Automotive Group, Inc. (a)	4,698	276,008
Big 5 Sporting Goods Corp.	13,174	254,917
Burlington Stores, Inc. (a)	7,751	681,468
Chico’s FAS, Inc.	18,898	289,328
Children’s Place, Inc.	7,246	752,497
Haverty Furniture Cos., Inc.	9,098	196,517
Lithia Motors, Inc., Class A	550	50,545
New York & Co., Inc. (a)	15,166	30,787
Sonic Automotive, Inc., Class A	15,701	332,076
TravelCenters of America LLC (a)	11,527	76,078

		3,947,035
Technology Hardware, Storage & Peripherals — 0.2%
Nimble Storage, Inc. (a)	3,670	27,819
Quantum Corp. (a)	363,482	331,859

		359,678
Textiles, Apparel & Luxury Goods — 1.1%
Culp, Inc.	33,155	1,118,981
Oxford Industries, Inc.	8,327	605,040

		1,724,021
Thrifts & Mortgage Finance — 1.0%
Essent Group Ltd. (a)	15,499	473,029
EverBank Financial Corp.	3	58
First Defiance Financial Corp.	4,638	214,693
Flagstar Bancorp, Inc. (a)	26,367	743,022
HomeStreet, Inc. (a)	2,878	83,606
Walker & Dunlop, Inc. (a)	1,501	44,114

		1,558,522
Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc. (a)	16,033	743,771
BMC Stock Holdings, Inc. (a)	8,116	152,987
GMS, Inc. (a)	9,986	250,748
MRC Global, Inc. (a)	9,901	199,307
Neff Corp., Class A (a)	9,938	130,685
SiteOne Landscape Supply, Inc. (a)	660	22,110

		1,499,608
Water Utilities — 0.0%
California Water Service Group	2	69
SJW Corp.	678	36,388

		36,457
Total Common Stocks — 98.4%		159,799,111

Preferred Stocks	Shares	Value
Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 6/03/14, cost $0) (a)(c)	$2,066	—
Series 8 (Acquired 8/31/15, cost $294,992) (a)(c)	49,410	—

		—
Software — 0.8%
Illumio Inc., Series C (Acquired 3/10/15, cost $250,317) (a)(c)	77,790	$248,928
MongoDB:
Series C (Acquired 12/19/13, cost $379,504) (a)(c)	15,128	315,570
Series D (Acquired 12/19/13, cost $118,056) (a)(c)	4,706	98,167
Series E (Acquired 12/19/13, cost $4,168) (a)(c)	166	3,463
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $500,000) (a)(c)	81,566	675,366

		1,341,494
Total Preferred Stocks — 0.8%		1,341,494

Rights
Biotechnology — 0.1%
Dyax Corp. — CVR (a)	35,077	38,935
Internet & Direct Marketing Retail — 0.0%
Overstock.com, Inc. (Expires 12/6/16, Strike Price $15.68) (a)	103	—
Pharmaceuticals — 0.0%
Durata Therapeutics, Inc. — CVR (a)	1,930	—
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. — CVR (a)	3,374	10,712
Total Rights — 0.1%		49,647
Total Long-Term Investments (Cost — $141,880,747) — 99.3%		161,190,252

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.25% (d)(e)	1,456,731	1,456,731
SL Liquidity Series, LLC, Money Market Series, 0.65% (d)(e)(f)	947,624	947,814
Total Short-Term Securities (Cost — $2,404,399) — 1.5%		2,404,545
Total Investments (Cost — $144,285,146) — 100.8%		163,594,797
Liabilities in Excess of Other Assets — (0.8)%		(1,230,739)

Net Assets — 100.0%		$162,364,058

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Master Portfolio held restricted securities with a current value of $1,379,233 and an original cost of $1,547,037, which was 0.9% of its net assets.

(d)	Current yield as of period end.

(e)	During the six months ended November 30, 2016, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at November 30, 2016	Value at November 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,508,954	(1,508,954)	—	—	$1,259		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,456,731	1,456,731	$1,456,731	706		—
SL Liquidity Series, LLC, Money Market Series	1,600,704	(653,080)	947,624	947,814	85,919	[1]	$28
Total				$2,404,545	$87,884		$28

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
13	Russell 2000 Mini Index	December 2016	$1,718,990	$12,514

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$12,514	—	—	—	$12,514

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended November 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$423,460	—	—	—	$423,460
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(48,245)	—	—	—	$(48,245)

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$1,540,835

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	47

Schedule of Investments (concluded)	BlackRock Master Small Cap Growth Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$159,799,111	—	—	$159,799,111
Preferred Stocks[1]	—	—	$1,341,494	1,341,494
Rights[1]	—	—	49,647	49,647
Short-Term Securities	1,456,731	—	—	1,456,731

Subtotal	$161,255,842	—	$1,391,141	$162,646,983

Investments Valued at NAV[2]				947,814

Total Investments				$163,594,797

Derivative Financial Instruments[3]
Assets:
Equity contracts	$12,514	—	—	$12,514

[1]	See above Schedule of Investments for values in each industry.

[2]

As of November 30, 2016, certain of the Master Portfolio’s investments were valued using NAV per share (or its equivalent) as no quoted market value is available and have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,388	—	—	$4,388
Cash pledged for futures contracts	89,200	—	—	89,200
Liabilities:
Cash collateral on securities loaned at value	—	$(947,640)	—	(947,640)

Total	$93,588	$(947,640)	—	$(854,052)

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio

November 30, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $877,242) (cost — $141,880,747)	$161,190,252
Investments at value — affiliated (cost — $2,404,399)	2,404,545
Cash	4,388
Cash pledged for futures contracts	89,200
Receivables:
Investments sold — unaffiliated	2,116,071
Securities lending income — affiliated	9,820
Dividends — unaffiliated	122,750
Prepaid expenses	637

Total assets	165,937,663

Liabilities
Cash collateral on securities loaned at value	947,640
Payables:
Investments purchased — unaffiliated	1,970,546
Directors’ fees	3,519
Investment advisory fees	69,978
Other accrued expenses	85,391
Other affiliates	1,977
Withdrawals to investors	485,714
Variation margin on futures contracts	8,840

Total liabilities	3,573,605

Net Assets	$162,364,058

Net Assets Consist of
Investors’ capital	$143,041,893
Net unrealized appreciation (depreciation)	19,322,165

Net Assets	$162,364,058

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	49

Statement of Operations	BlackRock Master Small Cap Growth Portfolio

Six Months Ended November 30, 2016 (Unaudited)

Investment Income
Dividends — unaffiliated	$736,225
Securities lending — affiliated — net	85,919
Dividends — affiliated	1,965

Total investment income	824,109

Expenses
Investment advisory	572,679
Custodian	29,241
Professional	19,046
Accounting services	21,472
Directors	7,213
Printing	2,823
Miscellaneous	12,158

Total expenses	664,632
Less fees waived by the Manager	(131,355)

Total expenses after fees waived	533,277

Net investment income	290,832

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	5,988,555
Investments — affiliated	28
Futures contracts	423,460

6,412,043

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	13,601,653
Investments — affiliated	146
Futures contracts	(48,245)

13,553,554

Net realized and unrealized gain	19,965,597

Net Increase in Net Assets Resulting from Operations	$20,256,429

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Statements of Changes in Net Assets	BlackRock Master Small Cap Growth Portfolio

Decrease in Net Assets:	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016

Operations
Net investment income	$290,832	$639,898
Net realized gain (loss)	6,412,043	(876,361)
Net change in unrealized appreciation (depreciation)	13,553,554	(23,980,229)

Net increase (decrease) in net assets resulting from operations	20,256,429	(24,216,692)

Capital Transactions
Proceeds from contributions	11,617,285	41,163,211
Value of withdrawals	(38,481,531)	(67,318,425)

Net decrease in net assets derived from capital transactions	(26,864,246)	(26,155,214)

Net Assets
Total decrease in net assets	(6,607,817)	(50,371,906)
Beginning of period	168,971,875	219,343,781

End of period	$162,364,058	$168,971,875

Financial Highlights	BlackRock Master Small Cap Growth Portfolio

	Six Months Ended November 30, 2016		Year Ended May 31,
	(Unaudited)		2016	2015	2014	2013	2012
Total Return
Total return	13.10%	[1]	(11.09)%	14.11%	22.22%	31.47%	(13.48)%

Ratios to Average Net Assets
Total expenses	0.81%	[2]	0.81%	0.79%	0.80%	0.79%	0.77%

Total expenses after fees waived	0.65%	[2]	0.65%	0.63%	0.64%	0.77%	0.77%

Net investment income (loss)	0.36%	[2]	0.34%	0.23%	0.10%	0.47%	(0.32)%

Supplemental Data
Net assets, end of period (000)	$162,364		$168,972	$219,344	$231,888	$216,189	$216,838

Portfolio turnover rate	55%		115%	140%	152%	165%	143%

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	51

Notes to Financial Statements (Unaudited)	BlackRock Master Small Cap Growth Portfolio

1. Organization:

BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of November 30, 2016, certain investments of the Master Portfolio were valued using NAV per share as no quoted market value was available and have been excluded from the fair value hierarchy.

Indemnification: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

52	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”), and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	53

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a private company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2016, certain of the Master Portfolio’s investments were valued using NAV per share (or its equivalent) as no quoted market value is available and have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral . Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated,

54	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$204,669	$(204,669)	—
BNP Paribas Prime Brokerage, Inc.	164,330	(164,330)	—
Citigroup Global Markets, Inc.	71,856	(71,856)	—
Credit Suisse Securities (USA) LLC	207,240	(207,240)	—
Deutsche Bank Securities, Inc.	1,780	(1,780)	—
Goldman Sachs & Co.	30,348	(30,348)	—
Merrill Lynch, Pierce, Fenner & Smith	16,659	(16,659)	—
Morgan Stanley & Co. LLC	141,044	(141,044)	—
SG Americas Securities LLC	37,701	(37,701)	—
UBS Securities LLC	1,615	(1,615)	—

Total	$877,242	$(877,242)	—

[1]

Cash collateral with a value of $947,640 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange.

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	55

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master’s Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.70%
$1 Billion - $3 Billion	0.66%
$3 Billion - $5 Billion	0.63%
$5 Billion - $10 Billion	0.61%
Greater than $10 Billion	0.60%

Expense Limitations, Waivers and Reimbursements: With respect to the Master Portfolio, the Manager has contractually agreed to waive 0.16% of its investment advisory fees as a percentage of the Master Portfolio’s average daily net assets until October 1, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended November 30, 2016, the Manager waived $130,898 of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations.

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended November 30, 2016, the amount waived was $457.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Master Portfolio’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. On September 28, 2016, this waiver became contractual through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master Portfolio.

For the six months ended November 30, 2016, the Master Portfolio reimbursed the Manager $1,106 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified

56	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended November 30, 2016, the Master Portfolio paid BIM $21,480 for securities lending agent services.

Officer and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

7. Purchases and Sales:

For the six months ended November 30, 2016, purchases and sales of investments, excluding short-term securities, were $89,582,785 and $114,065,155, respectively.

8. Income Tax Information:

The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of November 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$146,188,910

Gross unrealized appreciation	$25,555,660
Gross unrealized depreciation	(8,149,773)

Net unrealized appreciation	$17,405,887

9. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2016, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/ or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	57

Notes to Financial Statements (concluded)	BlackRock Master Small Cap Growth Portfolio

the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: As of period end, the Master Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Officers and Directors/Trustees

Rodney D. Johnson, Chair of the Board and Director/Trustee

David O. Beim, Director/Trustee

Susan J. Carter, Director/Trustee

Collette Chilton, Director/Trustee

Neil A. Cotty, Director/Trustee

Dr. Matina S. Horner, Director/Trustee

Cynthia A. Montgomery, Director/Trustee

Barbara G. Novick, Director/Trustee

Joseph P. Platt, Director/Trustee

Robert C. Robb, Jr., Director/Trustee

Mark Stalnecker, Director/Trustee

Kenneth L. Urish, Director/Trustee

Claire A. Walton, Director/Trustee

Frederick W. Winter, Director/Trustee

John M. Perlowski, Director/Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernando Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner resigned as Directors/Trustees of the Trust/Corporation/Master LLC.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Custodians Brown Brothers Harriman & Co.[1] Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

The Bank of New York Mellon[2] New York, NY 10286

[1]	For BlackRock Master Small Cap Growth Portfolio.

[2]	For BlackRock Disciplined Small Cap Core Fund.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	59

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolio voted proxies relating to securities held in the Funds’/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

60	SEMI-ANNUAL REPORT	NOVEMBER 30, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2016	61

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date:	February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date:	February 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date:	February 3, 2017

3